EXHIBIT 99.1

                                                                  EXECUTION COPY

           12% SENIOR SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT

                                      among

                        ALLOU HEALTH & BEAUTY CARE, INC.,

                            ALLOU DISTRIBUTORS, INC.,

                      AND THE OTHER BORROWERS NAMED HEREIN
                                 (as Borrowers)

                                       and

                        RFE INVESTMENT PARTNERS VI, L.P.,
                                       and

              the other Purchasers parties hereto from time to time
                                 (as Purchasers)

                            Dated as of July 25, 2000


                        ALLOU HEALTH & BEAUTY CARE, INC.

           12% Senior Subordinated Note and Warrant Purchase Agreement

                            Dated as of July 25, 2000

                                TABLE OF CONTENTS
                                -----------------
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                                                                                                               PAGE
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ARTICLE I - DEFINITIONS...........................................................................................1
         1.1............................................................................................Definitions
                                                                                                        -----------          1
         1.2.......................................................................................Accounting Terms
                                                                                                   ----------------         11
ARTICLE II - AUTHORIZATION, PURCHASE, SALE AND
TERMS OF NOTES; PAYMENTS.........................................................................................11
         2.1....................................................The Notes; Interest Rate and Reset of Interest Rate
                                                                ---------------------------------------------------         11
         2.2..................................................................................Purchase of the Notes
                                                                                              ---------------------         12
         2.3........................................................................................Use of Proceeds
                                                                                                    ---------------         13
         2.4..............................................................................Payments and Endorsements
                                                                                          -------------------------         13
         2.5.............................................................................Redemptions and Repurchase
                                                                                         --------------------------         13
         2.6...............................................................................Default Rate of Interest
                                                                                           ------------------------         15
         2.7.........................................................................Maximum Legal Rate of Interest
                                                                                     ------------------------------         15
         2.8...........................................................................Payment on Non-Business Days
                                                                                       ----------------------------         15
         2.9.........................................................................Transfer and Exchange of Notes
                                                                                     ------------------------------         15
         2.10..................................................................................Replacement of Notes
                                                                                               --------------------         16
         2.11.........................................................................................Subordination
                                                                                                      -------------         16
         2.12...The Warrants; Issuance of Additional Warrants Upon Failure to Disclose Fully-Diluted Capitalization
                ---------------------------------------------------------------------------------------------------         16
         2.13..................................................................................Issuance of Warrants
                                                                                               --------------------         17
ARTICLE III - CONDITIONS TO PURCHASERS' OBLIGATIONS..............................................................17
         3.1.........................................................................Representations and Warranties
                                                                                     ------------------------------         17
         3.2.................................................Documentation at Initial Closing or Subsequent Closing
                                                             ------------------------------------------------------         18
         3.3................................................................................Senior Credit Agreement
                                                                                            -----------------------         19
         3.4.............................................................................................No Default
                                                                                                         ----------         19
         3.5.........................................................................Compliance with this Agreement
                                                                                     ------------------------------         19
         3.6..........................................................................No Material Judgment or Order
                                                                                      -----------------------------         19
         3.7. ..............................................Additional Conditions Precedent to a Second RFE Closing
                                                            -------------------------------------------------------         19
ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS...................................................20
         4.1......................................................Representations and Warranties of the Noteholders
                                                                  -------------------------------------------------         20
ARTICLE V - REPRESENTATIONS AND WARRANTIES OF THE BORROWERS......................................................22
         5.1....................................................................Corporate Authority; Capitalization
                                                                                -----------------------------------         22
         5.2.................................................................................Governmental Approvals
                                                                                             ----------------------         23
         5.3............................................................................Title to Properties; Leases
                                                                                        ---------------------------         24
         5.4......................................................................SEC Filings; Financial Statements
                                                                                  ---------------------------------         24
         5.5...............................................................................No Material Changes, etc
                                                                                           ------------------------         24
         5.6..................................................................................Intellectual Property
                                                                                              ---------------------         25
         5.7.............................................................................................Litigation
                                                                                                         ----------         25
         5.8..................................................................No Materially Adverse Contracts, etc.
                                                                              ------------------------------------         26
         5.9..........................................................Compliance with Other Instruments, Laws, etc.
                                                                      --------------------------------------------         26
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         5.10............................................................................................Tax Status
                                                                                                         ----------        26
         5.11...................................................................................No Event of Default
                                                                                                -------------------        26
         5.12...........................................................Holding Company and Investment Company Acts
                                                                        -------------------------------------------        26
         5.13.................................................................Absence of Financing Statements, etc.
                                                                              ------------------------------------         26
         5.14..................................................................................Certain Transactions
                                                                                               --------------------        26
         5.15..............................................................................................Benefits
                                                                                                           --------        27
         5.16.........................................................................................Margin Rules.
                                                                                                      ------------         28
         5.17...............................................................Environmental and Regulatory Compliance
                                                                            ---------------------------------------        28
         5.18.............................................................................................Insurance
                                                                                                          ---------        28
         5.19..........................................................................Investments in Other Persons
                                                                                       ----------------------------         28
         5.20........................................................................................Securities Act
                                                                                                     --------------         29
         5.21.................................................................................No Brokers or Finders
                                                                                              ---------------------         29
         5.22................................................................................Employment of Officers
                                                                                             ----------------------         29
         5.23.......................................................................................Labor Relations
                                                                                                    ---------------         29
         5.24.......................................................................................Trade Relations
                                                                                                    ---------------         30
         5.25.....................................................................................Books and Records
                                                                                                  -----------------         30
         5.26...................................................................................Registration Rights
                                                                                                -------------------         30
         5.27......................................................................................Other Agreements
                                                                                                   ----------------         30
         5.28..............................................................................................Solvency
                                                                                                           --------         31
         5.29...........................................................................................Disclosure.
                                                                                                        ----------         31
         5.30. ................................................................................Information Supplied
                                                                                               --------------------         32
         5.31. ......................................................................................Board Approval
                                                                                                     --------------         32
         5.32. .......................................................................................Vote Required
                                                                                                      -------------         32
ARTICLE VI - AFFIRMATIVE COVENANTS OF THE BORROWERS..............................................................32
         6.1.......................................................................................Punctual Payment
                                                                                                   ----------------         32
         6.2...................................................................................Records and Accounts
                                                                                               --------------------         32
         6.3.....................................................Financial Statements, Certificates and Information
                                                                 --------------------------------------------------         33
         6.4.........................................................Corporate Existence; Maintenance of Properties
                                                                     ----------------------------------------------         34
         6.5..............................................................................Maintenance and Insurance
                                                                                          -------------------------         34
         6.6..................................................................................................Taxes
                                                                                                              -----         34
         6.7................................................................................................Notices
                                                                                                            -------         34
         6.8................................................................Inspection of Properties and Books, etc
                                                                            ---------------------------------------         35
         6.9.................................................Compliance with Laws, Contracts, Licenses, and Permits
                                                             ------------------------------------------------------         35
         6.10.....................................................................................Subsidiaries, Etc
                                                                                                  -----------------         36
         6.11..........................................................................................Board Rights
                                                                                                       ------------         36
         6.12. .......................................................................................Pension Plans
                                                                                                      -------------         36
         6.13. ...........................................................................Environmental Regulations
                                                                                          -------------------------         37
         6.14....................................................................................Further Assurances
                                                                                                 ------------------         38
         6.15........................................Limited Subordinated Debt Preemptive Rights to the Noteholders
                                                     --------------------------------------------------------------         38
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                                      iii
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         6.16......................................................................Concomitant Splits and Dividends
                                                                                   --------------------------------         38
         6.17. ................................................Preparation of Proxy Statement; Stockholders Meeting
                                                               ----------------------------------------------------         39
ARTICLE VII - CERTAIN APPROVAL RIGHTS OF THE NOTEHOLDERS.........................................................40
         7.1...........................................................................................Indebtedness
                                                                                                       ------------         40
         7.2.............................................................................................Guaranties
                                                                                                         ----------         41
         7.3..................................................................................Restrictions on Liens
                                                                                              ---------------------         41
         7.4..................................................Mergers, Acquisitions and Purchase and Sale of Assets
                                                              -----------------------------------------------------         41
         7.5..................................................................................Investments and Loans
                                                                                              ---------------------         42
         7.6..........................................................................................Distributions
                                                                                                      -------------         42
         7.7..............................................................................................Documents
                                                                                                          ---------         42
         7.8.......................................................................................ERISA Compliance
                                                                                                   ----------------         42
         7.9....................................................................................Business Activities
                                                                                                -------------------         43
         7.10.........................................................................................Capital Stock
                                                                                                      -------------         43
         7.11..........................................................................Transactions with Affiliates
                                                                                       ----------------------------         43
         7.12......................................................................................Negative Pledges
                                                                                                   ----------------         43
         7.13..................................................................................Upstream Limitations
                                                                                               --------------------         43
         7.14..................................................................................Accounting Practices
                                                                                               --------------------         44
         7.15...............................................Amendments to Charter and Agreements; Subordinated Debt
                                                            -------------------------------------------------------         44
ARTICLE VIII - EVENTS OF DEFAULT; ACCELERATION; ETC..............................................................44
         8.1.....................................................................Events of Default and Acceleration
                                                                                 ----------------------------------         44
         8.2...............................................................................................Remedies
                                                                                                           --------         47
         8.3...............................................................................Distribution of Proceeds
                                                                                           ------------------------         47
         8.4..................................................................................Annulment of Defaults
                                                                                              ---------------------         48
ARTICLE IX - MISCELLANEOUS.......................................................................................48
         9.1.........................................................................No Waiver; Cumulative Remedies
                                                                                     ------------------------------         48
         9.2.......................................................................Amendments, Waivers and Consents
                                                                                   --------------------------------         48
         9.3............................................................................Addresses for Notices, Etc.
                                                                                        --------------------------         48
         9.4..............................................................................Costs, Expenses and Taxes
                                                                                          -------------------------         49
         9.5.............................................................................Binding Effect; Assignment
                                                                                         --------------------------         50
         9.6...........................................................................Payments in Respect of Notes
                                                                                       ----------------------------         50
         9.7........................................................................................Indemnification
                                                                                                    ---------------         50
         9.8.............................................................Survival of Representations and Warranties
                                                                         ------------------------------------------         51
         9.9.......................................................................................Prior Agreements
                                                                                                   ----------------         51
         9.10..........................................................................................Severability
                                                                                                       ------------         51
         9.11.........................................................................................Governing Law
                                                                                                      -------------         51
         9.12..................................................................................Waiver of Jury Trial
                                                                                               --------------------         51
         9.13..............................................................................................Headings
                                                                                                           --------         51
         9.14..........................................................................................Counterparts
                                                                                                       ------------         51
         9.15....................................................................................Further Assurances
                                                                                                 ------------------         51
         9.16...............................................................................Consent to Jurisdiction
                                                                                            -----------------------         52
         9.17....................................................................................Effect of Judgment
                                                                                                 ------------------         52
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                                       iv
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         9.18....................................................................................Service of Process
                                                                                                 ------------------         52
         9.19.........................................................................................No Limitation
                                                                                                      -------------         52
         9.20..................................................................................Specific Performance
                                                                                               --------------------         52
         9.21................................................................................Actions by Noteholders
                                                                                             ----------------------         52
         9.22...............................................................................Limitation on Liability
                                                                                            -----------------------         52
         9.23..................................................................................Suretyship Waiver.
                                                                                                  -----------------         53

                             SCHEDULES AND EXHIBITS
                             ----------------------

1            Purchasers of Notes and Warrants
2.1          Form of Senior Subordinated Notes
2.12         Form of Warrants
2.12A        Capitalization
3.2(g)-1     Co-Sale, Voting and Preemptive Rights Agreement
3.2(g)-2     Registration Rights Agreement
5.1.1        Schedule of Subsidiaries, Places of Incorporation and Good Standing
5.1.2        Schedule of Conflicts
5.1.4        Schedule of Capital Stock, Options and Other Rights
5.3          Schedule of Properties and Leases
5.6          Schedule of Intellectual Property Rights
5.7          Schedule of Litigation
5.14         Schedule of Affiliate Transactions
5.15.1       Schedule of Pension Plans and Plans
5.17         Schedule of Environmental Matters; Environmental Reports
5.18         Schedule of Subsidiaries
5.19          Schedule of Investments in Other Persons
5.21          Schedule of Brokers
5.23          Schedule of Labor Relations Issues
5.26          Schedule of Registration Rights
5.27          Schedule of Other Agreements
6.3           Form of Financial Compliance Certificate
7.1           Schedule of Indebtedness
7.3           Schedule of Liens
7.5           Schedule of Investments
7.10          Schedule of Stock Issuances

                        ALLOU HEALTH & BEAUTY CARE, INC.
                               50 EMJAY BOULEVARD
                            BRENTWOOD, NEW YORK 11717

                            Dated as of July 25, 2000



To the Purchasers Named in
Schedule 1 Hereto (as amended from time to time in accordance with the terms hereof)


Ladies and Gentlemen:

         ALLOU HEALTH & BEAUTY CARE, INC., a Delaware corporation (the "Company"), ALLOU DISTRIBUTORS, INC., a New York corporation ("Distributors", and, together with the Company, the other Borrowers listed on the signature pages hereto and any Subsidiaries which hereafter become parties hereto, the "Borrowers"), and each of the other Borrowers listed on the signature pages hereto hereby jointly and severally agree with you as follows:

ARTICLE 1 -                 DEFINITIONS

ARTICLE 1 - 1. Definitions. As used herein, the following terms shall have the following meanings (unless otherwise stated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Additional Subordinated Debt" shall have the meaning assigned to that term in Section 6.15.1 hereof.

         "Adjustment Percentage" shall mean, as the date of any adjustment pursuant to Section 2.12 hereof, the amount obtained by dividing (x) the number of Warrant Shares issued or issuable upon exercise of Warrants theretofore issued hereunder divided by (y) the sum of 9,700,000 plus the number of Warrants Shares issued or issuable upon exercise of Warrants theretofore issued hereunder (in each case, as adjusted for splits, reverse splits, stock dividends and the like).

         "Affiliate" shall mean any Person that would be considered to be an affiliate of the Company under Rule 144 of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Company were issuing securities; provided that the term "Affiliate" shall not include any Noteholder.

         "Agent" shall mean Fleet Capital Corporation, as agent under the Senior Credit Agreement and its successors or assigns as agent for the holders of Senior Debt.

         "Agreement" shall mean this Senior Subordinated Note and Warrant Purchase Agreement as from time to time amended and in effect among the parties.

         "Amex" shall mean the American Stock Exchange.

         "applicable  law"  shall  have the  meaning  assigned  to that  term in
Section 2.4(b).

         "Balance Sheet Date" shall mean March 31, 2000.

         "Borrowers" shall have the meaning assigned to that term in the first paragraph hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday, public holiday, or the equivalent for banks under the laws of the State of New York, or Jewish Holiday.

         "Business" shall mean the assets of and the existing business now operated by the Borrowers as wholesale distributors of brand name and private label health and beauty aid products, cosmetics and fragrances, non-narcotic prescription drugs, non-perishable sundries consisting of items typically sold in pharmacies or convenience stores, and non-perishable packaged food items, and as manufacturers of brand name and private label health and beauty aid products, cosmetics and fragrances.

         "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, including in the case of the Company the Preferred Stock, any and all equivalent ownership interests in a Person (other than a corporation) including, without limitation, membership interests in a limited liability company and any and all warrants, rights or options to purchase any of the foregoing.

         "Class A Common Stock" means the Company's Class A Common Stock, $.001 par value, as authorized on the date of this Agreement.

         "Class B Common Stock" means the Company's Class B Common Stock, $.001 par value, as authorized on the date of this Agreement.

         "Closing"   and   "Closings"   shall   have  the   meanings   assigned,
respectively, in Section 2.2.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" includes (a) the Class A Common Stock, as authorized on the date of this Agreement, (b) the Class B Common Stock, as authorized on the date of this Agreement, (c) any other common stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, and
(d) any other securities into which or for which any of the securities described in (a) or (b) or (c) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Company" shall have the meaning assigned to that term in the first paragraph of this Agreement.

         "Compliance Certificate" shall have the meaning assigned to that term in Section 6.3(e).

         "consolidated" or "consolidating" shall mean with respect to any term defined in this Agreement, that term as applied to the accounts of the Company and its Subsidiaries, consolidated in accordance with GAAP.

         "Co-Sale, Voting and Preemptive Rights Agreement" means that certain Co-Sale, Voting and Preemptive Rights Agreement dated as of July 24, 2000, by and among the Company, the Jacobs Family Holders named therein and the Mezzanine Lenders named therein, as from time to time in effect.

         "Default" shall have the meaning assigned to that term in Section 8.1.

         "Discreet Medical Solutions" shall mean Discreet Medical Solutions, LLC, a Delaware limited liability company.

         "Distribution" shall mean the declaration of or payment of any dividend on or in respect of any shares of any class of Capital Stock of the Company or any Subsidiary, other than dividends payable solely in shares of common stock of the Company or such Subsidiary; the purchase, redemption, or other retirement of any shares of any class of Capital Stock of the Company, directly or indirectly through a Subsidiary of the Company or otherwise; the return of capital by the Company or any Subsidiary to its stockholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of the Company or any Subsidiary.

         "Distributors" shall have the meaning assigned to that term in the first paragraph of this Agreement.

         "EBIT" for any period shall mean an amount equal to Net Income for such period (a) plus the following, to the extent deducted in computing such Net
Income: (i) interest on Indebtedness for borrowed money and (ii) taxes; and (b) minus, to the extent added in computing such Net Income, all extraordinary items net of any tax effect caused by such items (to the extent not already reflected in clause (a)(ii) above).

         "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA maintained or contributed to by the Company or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

         "Encumbrances" shall have the meaning assigned to that term in Section 7.3.

         "Employment Agreements" shall mean collectively, (a) that certain Employment Agreement dated as of August 1, 1998 by and between the Company and Victor Jacobs, (b) that certain Employment Agreement dated as of August 1, 1998 by and between the Company and Herman Jacobs, and (c) that certain Employment Agreement dated as of August 1, 1998 by and between the Company and Jack Jacobs.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

         "ERISA Affiliate" shall mean any Person which is treated as a single employer with the Company under Section 414 of the Code.

         "Event of  Default"  shall have the  meaning  assigned  to that term in
Section 8.1.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         "Financial  Statements" shall have the meaning assigned to that term in
Section 5.4.2.

         "Fiscal Quarter" shall mean each quarterly accounting period during any Fiscal Year; provided that for purposes hereof, all references to the Fiscal Quarter ending June 30, September 30, December 31 or March 31 shall mean the first, second, third or fourth Fiscal Quarter of the applicable Fiscal Year, respectively, irrespective of the actual date on which such Fiscal Quarter may end.

         "Fiscal Year" shall mean the fiscal year of the Company and its Subsidiaries ending on March 31 of each calendar year.

         "GAAP" or "generally accepted accounting principles" shall mean principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Company adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         "Governmental Authority" shall mean the government of any nation, state, province, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranteed Pension Plan" shall mean any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Company or any ERISA Affiliate, the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any rules and regulations promulgated thereunder.

         "Indebtedness," as applied to a Person shall mean, without duplication:

         (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, capitalized lease obligations,

         (b) all obligations of other Persons which such Person has guaranteed,

         (c) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person,

         (d) in the case of the Borrowers or any of their Subsidiaries (without duplication), the Noteholder Obligations; and

         (e) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices.

         "Initial  Closing"  shall  have the  meaning  assigned  to that term in
Section 2.2.

         "Initial  Closing Date" shall have the meaning assigned to that term in
Section 2.2.

         "Interest  Period"  shall  have the  meaning  assigned  to that term in
Section 2.1.

         "Intellectual Property" shall have the meaning assigned to that term in
Section 5.6.

         "IRS" shall have the meaning and assigned to that term in Section 6.12.

         "Investments" shall mean all expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of Property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid in cash; (c) there shall be deducted in respect of each such Investment any amount received in cash as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid in cash; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof. Prepayments for goods and services in the ordinary course of business in compliance with the terms hereof will not be deemed to be Investments hereunder.

         "Jacobs Family Holders" shall mean Victor Jacobs, Herman Jacobs, Jack Jacobs, their immediate family members, and any Person controlled by or under common control with any of the foregoing.

         "Jewish  Holiday"  shall  mean any of the  following  Jewish  holidays:
Passover - first two days and last two days, Shavout, Rosh Hashana - two days, Yom Kippur - one day and Succot - first two days and last two days.

         "knowledge of the Company" or "known to the Company" shall mean the knowledge of or known to any of Victor Jacobs, Herman Jacobs, Jack Jacobs, any executive officer of the Company, and the President, Chief Operating Officer and Chief Financial Officer of any Subsidiary.

         "Majority of the Noteholders" means Noteholders holding in excess of 50% of the aggregate principal amount of the then-outstanding Notes.

         "Mandatory Repurchase Event" shall mean:

                  (a) the Jacobs Family Holders shall cease to own, of record or beneficially, at least forty percent (40%) of the aggregate voting interest of all outstanding equity interests of the Company, on a fully-diluted basis; or

                  (b) Consummation of a reorganization, merger or consolidation (or similar corporate transaction) involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless, immediately following such Business Combination: (A)
more than 50% of, respectively, the then outstanding shares of common stock and the total voting power of (i) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (ii) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by outstanding Common Stock and Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Common Stock or Outstanding Voting Securities, as the case may be, were converted pursuant to such Business Combination), and such beneficial ownership of common stock or voting power among the holders thereof is in substantially the same proportion as of the beneficial ownership of Common Stock and the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; and (B) no Person or group of Persons within the meaning of the Exchange Act is or becomes the beneficial owner, directly or indirectly, of 20% or more of the outstanding shares of common stock and the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination; or

         (c) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         "Marketable Securities" shall mean any equity securities, including warrants, rights and options to acquire or dispose of any such securities as to which the sales prices or bid and ask prices are currently available on the New York Stock Exchange, the American Stock Exchange or NASDAQ National Market, and which securities are not subject to any restriction on the disposition thereof under the terms of any agreement or any law, regulation or policy of any state, and which equity securities can be immediately sold to the general public without the necessity of any Federal, state or local government consent, approval or filing and without violation of any Federal or state securities laws.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, considered as a whole or (b) the ability of the Company or its Subsidiaries to perform their respective obligations under this Agreement or under any of the other Subordinated Notes Documents.

         "Multiemployer Plan" shall mean any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the Company or any ERISA Affiliate.

         "Net Income" shall mean the consolidated gross revenues for the Company and its Subsidiaries, for the period in question, less all expenses and other proper charges (including taxes on income), all determined in accordance with GAAP, and with inventory and cost of goods sold determined on the average cost basis consistent with the method of inventory valuation used in the preparation of the Financial Statements, but in any event, excluding from Net Income: (i) any gain or loss arising from any write-down or write-up of assets, except the extent inclusion thereof shall be approved in writing by Noteholders holding
Notes representing a majority in aggregate principal amount of the then-outstanding Notes; (ii) earnings of any Subsidiary (other than a Borrower), or of any business entity (other than a Subsidiary) in which any of the Borrowers has an ownership interest, except to the extent such net earnings shall have actually been received by the Borrowers in the form of cash distributions; (iii) any gains or losses on the sale or other disposition of investments or fixed or capital assets, any taxes on any such excluded gains, and tax deductions or credits on account of any such excluded losses; (iv) the proceeds of any life insurance policy; (v) any deferred or other credit representing any excess of the equity of any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary; and (vi) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall be made from income arising during such period; and (vii) except to the extent already deducted from gross revenues in the calculation of Net Income, all salaries, bonuses, dividends or any other payments or compensation of any kind paid or distributed to any employees and/or Affiliates of the Borrowers.

         "Noteholder Obligations" shall mean all indebtedness, obligations and liabilities of the Borrowers to any of the Noteholders, individually or collectively, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Subordinated Notes Documents or in respect of any of the Notes, or other instruments at any time evidencing any thereof.

         "Noteholders" shall mean the holder or holders from time to time of the Notes.

         "Notes" shall have the meaning assigned to that term in Section 2.1.

         "PBGC" shall mean the Pension Benefit Guaranty  Corporation  created by
Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         "Pension Plan" and "Pension  Plans" shall have the meaning set forth in
Section 5.15 hereof.

         "Permitted Acquisition" shall mean (i) an Investment by a Borrower in any Person pursuant to which such Person shall become a Subsidiary or shall be merged or consolidated with a Borrower or a Subsidiary of a Borrower or (ii) an acquisition by a Borrower of the property or assets of any Person that constitute substantially all of the assets of such Person (an "Acquisition") provided that:

                  (i) the acquired Person is engaged in the Business or some reasonable extension thereof;

                  (ii) to the extent that the total purchase price of such Acquisition individually exceeds $10,000,000 or, together with the aggregate total purchase price for all prior Acquisitions, exceeds $15,000,000, such Acquisition and the terms and conditions thereof, have been approved by at least a Majority of the Noteholders in their sole discretion, provided, however, that Noteholder approval will not be required in the case of a merger or consolidation of two (or more) Subsidiaries (other than Discreet Medical Solutions), or the acquisition of one (or more) Subsidiary(ies) (other than Discreet Medical Solutions) by another;

                  (iii) the Noteholders have received a copy of each material agreement, document, certificate and opinion delivered in connection with the consummation of any such Acquisition that individually exceeds $10,000,000 or, together with the aggregate total purchase price for all prior Acquisitions, exceeds $15,000,000, each in form and substance reasonably satisfactory to at least a Majority of the Noteholders, in their sole discretion; and

                  (iv) the Borrowers shall have complied with Section 6.10, to the extent applicable.

Subject to the restrictions in Section 7.5(vi), if the Company's Investment in Discreet Medical Solutions is increased such that the Company's economic or voting interest in Discreet Medical Solutions exceeds 50%, then, in addition to the provisions of Section 7.5(vi), such Investment shall be subject to the terms and conditions of this definition and, if applicable, of Section 6.10.

Nothing in this definition or in Section 7.4 shall be deemed to limit the Borrower's ability to prepay for goods and services in the ordinary course of business in compliance with the terms hereof.

         "Person" shall mean any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         "Plan" and "Plans" shall have the meaning set forth in Section 5.15 hereof.

         "Permitted Dispositions" means (i) the sale of any or all of the securities of ibeauty, inc. held by the Company; (ii) mergers between direct or indirect wholly-owned Subsidiaries (other than Discreet Medical Solutions) of the Company; (iii) sales of inventory in the ordinary course of business; and
(iv) sales or trade-ins of equipment in the ordinary course of business.

         "Preferred Stock" means the 1,000,000 shares of Preferred Stock, par value $.001 per share, of the Company, as authorized on the date hereof.

         "Prohibited  Transactions"  shall have the meaning set forth in Section
5.15 hereof.

         "Property" shall mean any interest in any kind or property or asset, whether real, personal or mixed, or tangible or intangible.

         "Purchasers"  shall  mean the  purchasers  of the  Notes  described  on
Schedule 1 hereto, as amended to give effect to the Second RFE Closing and/or any Subsequent Closing.

         "Qualified Public Offering" shall mean the closing of the first underwritten offering after the date hereof by the Company or any of its Subsidiaries (or any successor entity) of its equity securities to the public pursuant to an effective registration statement under the Securities Act, provided that (a) such registration statement covers the offer and sale of Common Stock of which the aggregate net proceeds attributable to sales for the account of the Company or any of its Subsidiaries exceed $25,000,000 and (b) such Common Stock is listed for trading on any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market.

         "Real Estate" shall mean all real property at any time owned or leased (as lessee or sublessee) by the Company or any of its Subsidiaries.

         "Registration Rights Agreement" shall mean the Registration Rights Agreement of even date herewith by and among the Company and the Purchasers.

         "Reportable  Event"  shall have the  meaning  assigned  to that term in
Section 5.15.

         "Representative"  shall  have  the  meaning  assigned  to that  term in
Section 6.11.

         "Required Vote" shall have the meaning assigned to that term in Section 5.32.

         "Requirement of Law" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

         "RFE" shall mean RFE Investment Partners VI, L.P., a Delaware limited partnership.

         "SEC" means the Securities and Exchange Commission.

         "SEC Filings" shall have the meaning assigned to that term in Section 5.4.1.

         "Second RFE  Closing"  shall have the meaning  assigned to that term in
Section 2.2.

         "Securities" means collectively the Notes, the Warrants and the Warrant Shares.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Senior Banks" means the "Lenders" as defined under the Senior Credit Agreement, their successors and assigns, and all other holders of Senior Debt from time to time.

         "Senior Credit Agreement" means that certain Fifth Restated and Amended Revolving Credit and Security Agreement, dated as of May 5, 2000, among the Company, Distributors, the other borrowers thereunder, the Lenders named therein and Fleet Capital Corporation, as agent, as amended by Amendment No. 1 thereto, dated July 24, 2000 and as further from time to time amended and/or restated, renewed, extended, refunded, refinanced or replaced and in effect between the parties thereto and their successors and assigns to the extent permitted under the Senior Credit Subordination Agreement.

         "Senior Credit Documents" shall mean the Senior Credit Agreement, the notes issued thereunder, the security agreements executed in connection therewith, the Senior Credit Subordination Agreement, and all other documents, agreements and certificates executed or delivered in connection therewith from time to time and any refunding, refinancing or replacement thereof to the extent permitted under the Senior Credit Subordination Agreement.

         "Senior Credit Subordination Agreement" shall mean the Subordination Agreement of even date herewith by and among the Agent, the Noteholders and the Borrowers, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

         "Senior Debt" shall have the meaning set forth in the Senior Credit Subordination Agreement.

         "Solvent" shall mean, as to any Person, such Person (a) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts, which will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability), (b) is able to pay all of its Indebtedness as such Indebtedness matures and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

         "Stock Option Plans" shall mean, collectively, the Company's Stock Option Plans listed on Schedule 5.1.4 hereto and any amendments or modifications thereto approved by the Noteholders pursuant to the terms hereof.

         "Stockholder Approval" shall mean the approval by the Company's stockholders of issuance of Warrants at the Second RFE Closing and any Subsequent Closing and the issuance of Warrants pursuant to Section 2.12.2, and the issuance of Warrant Shares upon exercise of any of the foregoing.

         "Subordinated Debt" means all Indebtedness of the Company and any of its Subsidiaries from any Person, including any extensions or renewals thereof, whether outstanding on the date hereof or hereafter created or incurred, which is by its terms subordinate and junior to the Noteholder Obligations on terms reasonably acceptable to the Noteholders and which is permitted by this Agreement at the time it is created or incurred.

         "Subordinated Notes Documents" shall mean this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Co-Sale, Voting and Preemptive Rights Agreement, and the Senior Credit Subordination Agreement.

         "Subsequent  Closing"  shall have the meaning  assigned to that term in
Section 2.2.

         "Subsidiary" shall mean any Person as to which the Company or the designated parent shall, directly or indirectly through a Subsidiary or Subsidiaries, have the power to vote or direct the voting of sufficient securities to elect a majority of directors (or persons performing similar functions) or with respect to which the Company or the designated parent acts as a general partner or managing member or otherwise controls the day-to-day operations of such Person. As of the Initial Closing, Discreet Medical Solutions is not a Subsidiary because the Company owns only 50% of the economic and voting interest of Discreet Medical Solutions. As described in the definition of "Permitted Acquisitions," if the Company increases its ownership of Discreet Medical Solutions such that GAAP requires consolidation of the financial reports of Discreet Medical Solutions along with the rest of the Company's Subsidiaries, Discreet Medical Solutions shall then become a Subsidiary and a Borrower hereunder.

         "Warrants"  shall  have the  meaning  assigned  to that term in Section
2.12.

         "Warrant  Shares"  shall  have the  meaning  assigned  to that  term in
Section 2.12.

ARTICLE 1 - 2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data submitted pursuant to this Agreement and all financial tests to be calculated in accordance with this Agreement shall be prepared and calculated in accordance with GAAP.

ARTICLE 2 -            AUTHORIZATION, PURCHASE, SALE AND
ARTICLE 3 -               TERMS OF NOTES; PAYMENTS

ARTICLE 3 - 1.    The Notes; Interest Rate and Reset of Interest Rate.

ARTICLE 3 - 1.1. The Borrowers have authorized the issuance of their 12% Senior Subordinated Notes due July 24, 2005 in the aggregate original principal amount of up to $25,000,000.

The 12% Senior Subordinated Notes shall be substantially in the form set forth as Exhibit 2.1 attached hereto and are herein referred to individually as a "Note" and collectively as the "Notes," which terms shall also include any notes delivered in exchange or replacement therefor. The Notes shall (a) be payable on July 25, 2005 and (b) bear interest (based on a 360-day year of twelve 30-day months) on the unpaid principal amount thereof until due at the rate of TWELVE PERCENT (12%) per annum, payable quarterly in arrears on January 25, April 25, July 25 and October 25 in each year (each such date marking the end of an "Interest Period"), commencing October 25, 2000, and at maturity or prior prepayment of the Notes in full.

ARTICLE 3 - 1.2. Notwithstanding any other provision of this Agreement to the contrary, if any of the Borrowers breaches any of the covenants contained in Sections 6.11, 7.5(vi), 7.10, 7.11 or 7.15, then from and after the date of any such breach, the interest on the unpaid principal amount of the Notes shall be automatically and permanently increased to THIRTEEN PERCENT (13%) per annum, payable in accordance with the provisions hereof and of the Notes, whether or not the Noteholders declare an Event of Default as a result of such breach (and without in any way limiting the rate of interest provisions of Sections 2.1.3 and/or 2.6 hereof and of the Notes). For purposes of this Section 2.1.2 only, before a breach under Section 6.11 shall cause the stated interest rate increase under this Section 2.1.2, RFE must first provide oral or telephonic notice upon the first breach of Section 6.11 and written notice upon the second breach of
Section 6.11. Upon any of the Borrowers' third breach of Section 6.11, such third breach shall cause the permanently increased interest rate under this
Section 2.1.2.

ARTICLE 3 - 1.3. Notwithstanding any other provision of this Agreement to the contrary, if the Company at any time fails to be eligible to register the resale of the Warrant Shares on Form S-3 promulgated under the Exchange Act, or any successor form, for any reason, including failure to satisfy the condition in General Instruction I.A.3 of Form S-3, the interest on the unpaid principal amount of the Notes will automatically be increased by ONE PERCENT (1%) per annum from the beginning of the Interest Period in which such failure began and until the end of the Interest Period during which a registration statement on Form S-3 covering the resale of all Warrant Shares becomes effective. This
Section 2.1.3 will be applicable whether or not the Noteholders declare an Event of Default as a result of any action or inaction of the Company which may have given rise to the unavailability of Form S-3 (and this Section 2.1.3 will in no way limit the rate of interest provisions of Sections 2.1.2, 2.1.4, and/or 2.6 hereof and of the Notes).

ARTICLE 3 - 1.4. Notwithstanding any other provision of this Agreement to the contrary, if any of the Borrowers breaches any of the covenants contained in Sections 7.1 or 7.3, then the interest on the unpaid principal amount of the Notes will automatically be increased by ONE PERCENT (1%) per annum from and after the first day of the Interest Period in which such breach occurred until the end of the Interest Period in which such breach is cured or waived. This
Section 2.1.4 will be applicable whether or not the Noteholders declare an Event of Default as a result of any action or inaction as a result of such breach (and this Section 2.1.4 shall in no way limit the rate of interest provisions of Sections 2.1.2, 2.1.3 and/or 2.6 hereof and of the Notes).

ARTICLE 3 - 2. Purchase of the Notes. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, each Noteholder severally agrees to purchase Notes from the Borrowers in the principal amount set forth opposite such Noteholder's name on Schedule 1 attached hereto, although RFE may purchase Notes and Warrants in two or more separate Closings. The initial closing ("Initial Closing") hereunder with respect to the transactions contemplated hereby will be held at the offices of Finn Dixon & Herling LLP, One Landmark Square, Stamford,

Connecticut 06901, or such other location as agreed to by the Borrowers and the Noteholders, at 10:00 a.m. local time, on the date on which this Agreement is executed and delivered and upon satisfaction of the conditions described in
Article III (the date on which the Initial Closing takes place, the "Initial Closing Date"). Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, including the conditions set forth in
Section 3.7, RFE shall purchase additional Notes and Warrants in the amounts indicated on Schedule 1 attached hereto at a second Closing ("Second RFE Closing") which is expected to occur in September 2000. If the conditions applicable to the Second RFE Closing are not satisfied prior to September 25, 2000, RFE shall no longer be obligated to purchase Notes and Warrants at the Second RFE Closing (but the Borrowers shall not be released from their obligation to sell Notes and Warrants at the Second RFE Closing). It is further anticipated that an additional Purchaser may not purchase Notes and Warrants at the Initial Closing, but such additional Purchaser and, at RFE's option, RFE, may purchase Notes in an aggregate amount not to exceed $10,000,000.00 (for an aggregate maximum principal amount of Notes issued at all Closings not to exceed $25,000,000.00), and may purchase up to 1,133,333 additional Warrants, at a subsequent closing ("Subsequent Closing" and, with the Initial Closing and the Second RFE Closing, each a "Closing" and collectively the "Closings"). The Second RFE Closing and any Subsequent Closing will be held at the offices of Finn Dixon & Herling LLP, One Landmark Square, Stamford, Connecticut 06901, or such other location as agreed to by the Borrowers and the Noteholders, at 10:00 a.m. local time, on the date on which this Agreement is executed and delivered and upon satisfaction of the applicable conditions described in Article III as applicable. Any Purchaser(s) at the Subsequent Closing, and the amount of Notes and Warrants issuable to such Purchaser, must be acceptable to RFE in its sole discretion. Any purchases made at the Second RFE Closing or any Subsequent Closing must be made on the terms and conditions set forth in this Agreement and will be considered to have been issued pursuant hereto. Schedule 1 shall be amended as of any Second RFE Closing and any Subsequent Closing to give effect to the issuances of Notes and Warrants at each Closing. At each Closing, the Borrowers will initially issue one Note to each Noteholder purchasing Notes and Warrants at that Closing, payable to such Noteholder or its registered assigns, in the principal amount set forth opposite such Noteholder's name on Schedule 1 and the Company will issue to each Noteholder purchasing Notes and Warrants at that Closing one Warrant (as provided in Section 2.13), against receipt of immediately available funds by wire transfer to an account or accounts designated by the Borrowers prior to the Closing in the amount set forth next to such Noteholder's name on Schedule 1.

ARTICLE 3 - 3. Use of Proceeds. The Borrowers agree to use the full proceeds of the Securities for their respective working capital needs.

ARTICLE 3 - 4. Payments and Endorsements.

(a) Payments of principal and interest on the Notes shall be made without set off or counterclaim directly by bank or certified check or by wire transfer to an account designated in writing by each Noteholder, without any presentment or notation of payment, except that prior to any transfer of any Note, the holder thereof shall endorse on such Note a record of the date to which interest has been paid and all payments made on account of principal of such Note. All payments and prepayments of principal of and interest on the Notes shall be applied (to the extent thereof) to all of the Notes pro rata based on the principal amount outstanding and held by each holder thereof.

(b) Anything herein to the contrary notwithstanding, if any changes in present or future applicable law (which term "applicable law", as used in this Agreement, includes statutes and rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or otherwise issued to any Noteholder by any central bank or other fiscal, monetary or other authority, whether or not having the force of law), including, without limitation, any change according to a prescribed schedule of increasing requirements, shall impose on any of the Borrowers any obligation with respect to any amount payable by it hereunder or under any of the other Subordinated Notes Documents to withhold or deduct any taxes, levies, imposts, duties, charges, fees, deductions or withholdings the Borrowers will pay to the Noteholders, on the date on which such amount is due and payable hereunder or under such other Subordinated Notes Document, such additional amount in United States Dollars as shall be necessary to enable the Noteholders to receive the same net amount which the Noteholders would have received on such due date if no such obligation had been imposed upon the Borrowers. The Borrowers will deliver promptly to the Noteholders certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Subordinated Notes Document.

(c) The obligations of the Borrowers under this Section 2.4 shall survive the payment in full of all amounts due hereunder or under the Notes.

ARTICLE 3 - 5. Redemptions and Repurchase.

ARTICLE 3 - 5.1. Required Redemption. On the stated or accelerated maturity of the Notes, the Borrowers will pay the principal amount of the Notes then outstanding together with all accrued and unpaid interest thereon. No redemption of less than all of the Notes shall affect the obligation of the Borrowers to make the redemption required by this subsection.

ARTICLE 3 - 5.2. Optional Redemptions. In addition to the redemption of the Notes required under Section 2.5.1, the Borrowers may at any time and from time to time thereafter, without penalty or premium, voluntarily redeem the Notes, in whole or in part, together with all accrued and unpaid interest on the amount so redeemed through the date of redemption, at a redemption price equal to the principal amount to be redeemed together with all accrued and unpaid interest thereon through the date of redemption.

ARTICLE 3 - 5.3. Notice of Redemptions; Pro Rata Redemptions. Notice of any optional redemption pursuant to Section 2.5.2 shall be given to all holders of the Notes at least ten (10) Business Days prior to the date of such redemption. Each redemption of Notes pursuant to Sections 2.5.1 or 2.5.2 shall be made so that the Notes then held by each holder shall be redeemed in a principal amount which shall bear the same ratio to the total unpaid principal amount being redeemed on all Notes as the unpaid principal amount of Notes then held by such holder bears to the aggregate unpaid principal amount of the Notes then outstanding.

ARTICLE 3 - 5.4. Mandatory Repurchase of Notes. As soon as possible, and in any event within twenty (20) Business Days prior to the occurrence of a Mandatory Repurchase Event, the Borrowers shall furnish to each Noteholder written notice setting forth in reasonable detail the facts and circumstances underlying such Mandatory Repurchase Event (provided, however, that if, as of such 20th Business Day, none of the Borrowers has knowledge of the possibility of a Mandatory Repurchase Event described in clause (a) of the definition thereof to which none of the Borrowers is a party, then such notice shall instead be given promptly after any of the Borrowers obtains such knowledge). The occurrence of any such Mandatory Repurchase Event shall constitute an irrevocable offer by the Borrowers to purchase all of the Notes held by such Noteholder, at an amount equal to the principal amount thereof together with all accrued and unpaid interest on the amount so purchased through the date of purchase, on (1) the closing date of the Mandatory Repurchase Event or (2) otherwise on a date to be specified by the Borrowers, which date shall be not more than ten (10) days after the occurrence of such Mandatory Repurchase Event. In the case of a Mandatory Repurchase Event described solely in clause (a) of the definition of Mandatory Repurchase Event, if the Borrowers obtain knowledge of such Mandatory Repurchase Event after the consummation thereof, the Borrowers shall promptly provide written notice thereof to the Noteholders, which notice shall similarly constitute an irrevocable offer by the Borrowers to purchase all of the Notes held by such Noteholder, at an amount equal to the principal amount thereof together with all accrued and unpaid interest on the amount so purchased through the date of purchase, on a date to be specified by the Borrowers, which date shall be not more than ten (10) days after the receipt by the Noteholders of such written notice. Following receipt of any offer to prepay Notes hereunder, each Noteholder shall advise the Borrowers, by written notice, within ten (10) days after receipt of such offer, as to whether it desires to sell all or any of the Notes held by it, specifying the principal amount of Notes to be sold by it. If a Noteholder accepts such offer but does not specify an amount it wishes to receive, it will be deemed to have elected to sell all of the Notes held by it. If a Noteholder fails to respond to such offer by the Company within the ten
(10) day acceptance period, such offer shall expire in accordance with its terms. The Borrowers will not enter into any agreement relating to a Mandatory Repurchase Event unless such agreement is conditioned upon compliance with this
Section 2.5.4.

ARTICLE 3 - 5.5. No Other Acquisition of Notes. The Borrowers will not and will not permit any Affiliate to purchase, redeem, prepay, tender for or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the repurchase or prepayment of the Notes in accordance with the other terms of this
Section 2.5. The Borrowers will promptly cancel all Notes acquired by them or any Affiliate pursuant to any purchase, redemption, prepayment or tender for the Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

ARTICLE 3 - 6. Default Rate of Interest. If an Event of Default has occurred and is continuing, from and after the date such Event of Default has occurred the entire outstanding unpaid principal balance of the Notes and any unpaid interest from time to time in default shall bear interest, payable on demand, at the rate of FOURTEEN AND ONE-HALF PERCENT (14-1/2%) per annum, or such lower rate as then may be the maximum rate permitted by applicable law; provided, however, that upon the cessation or cure of such Event of Default, if no other Event of Default is then continuing, the Notes shall bear interest at the rate equal to the interest rate then applicable as if such Event of Default had not occurred, as set forth in Section 2.1.1, 2.1.2, 2.1.3 or 2.1.4 as applicable.

ARTICLE 3 - 7. Maximum Legal Rate of Interest. Nothing in this Agreement or in the Notes shall require any Borrower to pay interest at a rate in excess of the maximum rate permitted by applicable law.

ARTICLE 3 - 8. Payment on Non-Business Days. Whenever any payment to be made shall be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest due.

ARTICLE 3 - 9. Transfer and Exchange of Notes. The Company, as agent for the Borrowers, shall keep a register in which the Company shall provide for the registration of the Notes and the registration of transfers of Notes. The holder of any Note or Notes may, prior to maturity or prepayment thereof, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Any holder desiring to transfer or exchange any Note shall first notify the Company in writing at least five (5) days in advance of such transfer or exchange. So long as no Default or Event of Default has occurred and is continuing, and only so long as the interest rate under the Notes is not then adjusted pursuant to any of Sections 2.1.2 - 2.1.4, then the transfer of any Notes will be subject to the consent of the Company, which consent many not be unreasonably withheld; provided, however, that the consent of the Company shall not be required for transfers to: (i) transfers to Affiliates of a Noteholder;
(ii) transfers to advisory board members of a Noteholder; (iii) transfers of shares by a partnership or limited liability company to its partners or members, as applicable, or to a liquidating trust for the benefit thereof or to a retired partner of a partnership; or (iv) transfers of Notes in a minimum aggregate principal amount of $500,000 to a mutual fund, bank, institutional investor, or other fund, investment partnership or other entity which engages in the purchase or holding of securities which are characterized as "mezzanine securities" or which are otherwise similar to the Notes. Within a reasonable time after such notice to the Company from a holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such holder, the Borrowers shall issue in exchange therefor another Note or Notes, in denominations of $100,000 and multiples thereof, except in the case of a Note for the balance of the aggregate amount of the Note or Notes so transferred which shall be in a minimum denomination of $100,000, all as requested by the holder, for the same aggregate principal amount, as of the date of such issuance, as the unpaid principal amount of the Note or Notes so surrendered and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each new Note shall be made payable to such Person or Persons, or assigns, as the holder of such surrendered Note or Notes may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. The Borrowers shall have no obligation hereunder or under any Note to any person other than the registered holder of each such Note. Notwithstanding anything to the contrary contained herein, no Noteholder shall be permitted to transfer any of its Notes, unless such Noteholder's transferee has agreed in writing to be bound by the terms of this Agreement and the other Subordinated Notes Documents to which such Noteholder is a party, including the representations and warranties set forth in
Section 4.1 hereof.

ARTICLE 3 - 10. Replacement of Notes. Upon receipt of evidence satisfactory to the Borrowers of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Borrowers, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Borrowers will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however, if any Note of which a Noteholder, its nominee, or any of its partners is the holder is lost, stolen or destroyed, the affidavit of an authorized partner or officer of the holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Borrowers of a new Note in replacement of such lost, stolen or destroyed Note other than the holders written agreement to indemnify the Company.

ARTICLE 3 - 11. Subordination. The indebtedness evidenced by the Notes and the rights and remedies of the Noteholders under this Agreement shall be subordinate and junior only to the Senior Debt of the Borrowers under the Senior Credit Documents, and only in the manner and to the extent provided in the Senior Credit Subordination Agreement, and the Notes shall bear the following legend.

                  THIS AGREEMENT IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF JULY 25, 2000, AMONG ALLOU HEALTH & BEAUTY CARE, INC., ALLOU DISTRIBUTORS, INC., THE OTHER BORROWERS NAMED THEREIN, FLEET CAPITAL CORPORATION, AS AGENT, AND THE NOTEHOLDERS NAMED THEREIN, WHICH, AMONG OTHER THINGS, SUBORDINATES THE COMPANY'S OBLIGATIONS HEREUNDER TO THE COMPANY'S OBLIGATIONS TO CERTAIN HOLDERS OF SENIOR DEBT, AS MORE FULLY DESCRIBED IN SAID SUBORDINATION AGREEMENT.

ARTICLE 3 - 12. The Warrants; Issuance of Additional Warrants Upon Failure to Disclose Fully-Diluted Capitalization.

                  2.12.1. The Company's Board of Directors has authorized the issuance and sale to the Purchasers of the Company's Class A Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of an aggregate of up to 2,833,333 shares of the Company's Class A Common Stock (the "Warrant Shares"). The Class A Common Stock Purchase Warrants shall be substantially in the form set forth as Exhibit 2.12 attached hereto and are herein referred to individually as a "Warrant" and collectively as the "Warrants," which terms shall also include any warrants delivered in exchange or replacement therefor. The Warrants shall be exercisable at an initial exercise price, subject to adjustment as set forth therein, of $4.50 per Warrant Share. The number of Warrants issuable at the Initial Closing shall be 1,300,000 Warrants, and the maximum number of additional Warrants issuable at the Second RFE Closing and any Subsequent Closing(s) combined shall not exceed 1,533,333 Warrants (for a maximum total of 2,833,333 Warrants, subject to the adjustment provisions of Section 2.12.2).

                  2.12.2. The number of Warrants issuable hereunder has been computed based upon the capitalization of the Company and the computation set forth on Exhibit 2.12A. Notwithstanding the stated maximum total number of Warrants set forth above in this Section 2.12, if the fully-diluted number of shares of capital stock of the Company outstanding as of the Initial Closing Date, assuming the exercise or conversion of warrants, options, convertible securities or other rights exercisable into, exchangeable for, or convertible into capital stock of the Company outstanding as of the Closing Date (all as set forth on such Exhibit 2.12A), omits any shares, warrants, options, convertible securities or other rights which are outstanding as of the Closing Date, the Company shall be obligated to issue to each Noteholder additional Warrants to purchase that number of shares of Class A Common Stock as is equal to the Adjustment Percentage multiplied by the difference between (i) the maximum number of shares of capital stock of the Company outstanding as of the Initial Closing Date, assuming the exercise or conversion of all warrants, options, convertible securities or other rights, including all such shares, warrants, options, convertible securities or other rights which were omitted from Exhibit 2.12A, and (ii) 9,700,000. If and to the extent that adjustments are made under this Section 2.12.2, then appropriate provision and adjustment shall be made upon (i) the Second RFE Closing or any Subsequent Closing and/or (ii) any subsequent adjustment, in order to ensure the full performance of the Company's obligations hereunder, and the issuance of the proper number of Warrants to the Purchasers, while at the same time avoiding double-counting of shares, warrants, options, convertible securities or other rights that have previously been the subject of an adjustment under this Section 2.12.2. By way of example, if an adjustment is made under this Section 2.12.2 prior to the Second RFE Closing and/or any Subsequent Closing, the number of Warrants issuable at the Second RFE Closing and/or any Subsequent Closing shall be appropriately increased. Any such additional Warrants, and shares of Class A Common Stock issuable upon exercise thereof, shall be treated as "Warrants" and "Warrant Shares", respectively, for all purposes under the Subordinated Notes Documents. Nothing is this Section
2.12.2 shall limit any other rights available to the Noteholders and Warrant holders or be deemed to cure an Event of Default arising hereunder. If further stockholder approval is required for any issuance under this Section 2.12.2, the Company shall promptly seek such stockholder approval, and all the covenants hereof relating to the Proxy Statement and the Stockholders Meeting shall apply to obtaining the stockholder approval under this Section 2.12.2.

ARTICLE 3 - 13. Issuance of Warrants. As additional consideration for the purchase of the Notes, the Company agrees to issue and sell to each Noteholder, for no additional consideration other than the purchase of the Notes, and subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, each Noteholder severally agrees to purchase, Warrants to purchase the number of Warrant Shares set forth opposite such Noteholder's name on Schedule 1 attached hereto. Such issuance and sale shall take place at the Closings, and at each Closing the Company will issue to each Purchaser purchasing Notes and Warrants at that Closing Warrants to purchase (subject to adjustment as provided therein) the number of Warrant Shares set forth opposite such Noteholder's name on Schedule 1.

ARTICLE 4 - CONDITIONS TO PURCHASERS' OBLIGATIONS

         The obligation of the Purchasers to purchase the Notes and the Warrants at each Closing is subject to the following conditions:

ARTICLE 4 - 1. Representations and Warranties. Each of the representations and warranties of the Borrowers set forth in Article V hereof shall be true and correct in all respects at the time of, and immediately after giving effect to, the purchase of the Notes and the Warrants.

ARTICLE 4 - 2. Documentation at Initial Closing or Subsequent Closing. The Purchasers purchasing Notes and Warrants at the Initial Closing or Subsequent Closing shall have received prior to or at that Closing all of the following, each in form and substance satisfactory to the Purchasers purchasing Notes and Warrants at that Closing and their special counsel:

(a) A certified copy of all charter documents of the Company and its Subsidiaries; a certified copy of the resolutions of the board of directors and, to the extent required, the stockholders of the Company and its Subsidiaries evidencing approval of this Agreement, the Subordinated Notes Documents and all other matters contemplated hereby and thereby; certified copies of the By-laws of the Company and its Subsidiaries.

(b) A certificate of the Secretary or an Assistant Secretary of the Company and each of its Subsidiaries which shall certify the names of the officers of the Company or such Subsidiary authorized to sign this Agreement, the Subordinated Notes Documents and any other documents or certificates to be delivered pursuant hereto or thereto by the Company or such Subsidiary, or any of their respective officers, together with the true signatures of such officers. The Noteholders may conclusively rely on such certificate(s) until they shall receive a further certificate of the Secretary or an Assistant Secretary of the Company or such Subsidiary canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

(c) A certificate from a duly authorized officer of each of the Borrowers stating that the representations and warranties contained in Article V hereof and otherwise made by the Borrowers in writing in connection with the transactions contemplated hereby are true and correct and that no condition or event has occurred or is continuing or will result from the execution and delivery of this Agreement or the Subordinated Notes Documents which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both. Such officers' certificates shall be issued and delivered to all Purchasers existing at the time of each Closing.

(d) The Notes duly executed by the Borrowers to the order of the Purchasers purchasing Notes and Warrants at that Closing.

(e) The Warrants duly executed by the Company and registered in the name of the Purchasers purchasing Notes and Warrants at that Closing.

(f) Amendment No. 1 to the Senior Credit Agreement, in form and substance reasonably satisfactory to the Purchasers and their special counsel and executed by the Agent and the Borrowers.

(g) The Senior Credit Subordination Agreement in form and substance satisfactory to the Purchasers and their special counsel executed by the Agent and the Borrowers.

(h) The Co-Sale, Voting and Preemptive Rights Agreement and the Registration Rights Agreement, in the form and substance attached hereto as Exhibits 3.2(g)-1 and -2, duly executed by the Company and the Jacobs Family Holders (in the case of the Co-Sale, Voting and Preemptive Rights Agreement only).

(i) An opinion of Proskauer Rose LLP, counsel to the Borrowers, in form and substance satisfactory to the Purchasers and their special counsel.

(j) Payment of the costs, expenses, taxes and filing fees of the Purchasers, including the reasonable fees and expenses of Finn Dixon & Herling LLP, special counsel to the Purchasers.

(k) A certificate from a duly authorized officer of the Borrowers stating that all the conditions set forth in this Article III have been satisfied, other than those, if any, waived by the Purchasers in writing, in form and substance satisfactory to the Purchasers and their special counsel.

(l) (i) 1,300,000 of the Warrant Shares shall have been listed for trading upon Amex, subject only to official notice of issuance thereof; and (ii) all of the remaining 1,533,333 Warrant Shares issuable upon exercise of Warrants issuable at the Second RFE Closing and/or a Subsequent Closing and all Warrant Shares issuable upon exercise of all Warrants issuable pursuant to Section 2.12.2, shall have been listed for trading upon Amex, subject only to (x) official notice of issuance thereof and (y) receipt of the Stockholder Approval prior to the Second RFE Closing.

(m) Irrevocable instructions to the Company's transfer agent, instructing such transfer agent and its successors to promptly issue shares of Class A Common Stock upon exercise, conversion or exchange of any Warrants.

(n) Such other documents referenced in any Exhibit hereto or relating to the transactions contemplated by this Agreement as the Purchasers or their special counsel may reasonably request.

ARTICLE 4 - 3. Senior Credit Agreement. Full, correct and complete copies of all documents delivered to the Agent and the Senior Banks in conjunction with the Senior Credit Agreement shall have been delivered to the Purchasers and their special counsel.

ARTICLE 4 - 4. No Default. At the time of and immediately following such Closing there shall exist no Event of Default and no condition, event or act that, with the giving of notice or lapse of time, or both, would constitute such an Event of Default.

ARTICLE 4 - 5. Compliance with this Agreement. Each of the Borrowers shall have performed and complied with all of its agreements and satisfied the conditions set forth or contemplated herein that are required to be performed or compiled with or satisfied by it on or before the date of that Closing.

ARTICLE 4 - 6. No Material Judgment or Order. There shall not be on the date of that Closing any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition under any Requirement of Law which, in the judgment of the Purchasers, would prohibit the purchase of the Notes or the Warrants hereunder or subject the Purchasers to any penalty or other onerous condition under or pursuant to any Requirement of Law if the Notes or the Warrants were to be purchased hereunder.

ARTICLE 4 - 7. Additional Conditions Precedent to a Second RFE Closing. In addition to the other provisions of this Section 3, the obligation of RFE to purchase the Notes and the Warrants at the Second RFE Closing is subject to the following conditions:

(a) The Company shall have obtained the Stockholder Approval on or prior to September 25, 2000.

(b) The Company shall have obtained unconditional Amex authorization to issue all of the Warrant Shares, subject only to official notice of issuance thereof.

(c) RFE shall have received prior to or at the Second RFE Closing all of the following, each in form and substance satisfactory to RFE and its special counsel:

                                    (i) A  certificate  from a  duly  authorized
                  officer of each of the Borrowers stating that the representations and warranties contained in Article V hereof and otherwise made by the Borrowers in writing in connection with the transactions contemplated hereby are true and correct and that no condition or event has occurred or is continuing or will result from the Second RFE Closing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                                    (ii)  An  opinion  of  Proskauer  Rose  LLP,
                  counsel to the Borrowers, in form and substance satisfactory to the Purchasers and their special counsel, updating its opinion given at the Initial Closing and confirming that the Stockholder Approval has been obtained.

                                    (iii) The Notes  issuable  at the Second RFE
                  Closing, as set forth on Schedule 1, duly executed by the Borrowers to the order of RFE.

                                    (iv) The Warrants issuable at the Second RFE
                  Closing, as set forth on Schedule 1, duly executed by the Company and registered in the name of RFE.

                                    (v) A  certificate  from a  duly  authorized
                  officer of the Borrowers stating that all the conditions set forth in this Section 3.7 have been satisfied, other than those, if any, waived by RFE in writing, in form and substance satisfactory to RFE and its special counsel.

(d) Payment of the costs, expenses, taxes and filing fees of the Purchasers, including the reasonable fees and expenses of Finn Dixon & Herling LLP, special counsel to the Purchasers.

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS

ARTICLE  5  -  1.  Representations  and  Warranties  of  the  Noteholders.  Each
Noteholder,   for  itself  only,   hereby   represents   and   warrants,   which
representations and warranties shall survive the Closing, that:

(a) Such Noteholder has duly authorized, executed and delivered this Agreement and such of the Subordinated Notes Documents as require execution by such Noteholder, and each constitutes the valid and binding obligation of such
Noteholder enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(b) Such Noteholder is acquiring the Securities for its own account, and not as nominee or agent.

(c) The Securities are being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that, except as otherwise provided herein and subject to compliance with applicable securities laws, the disposition of the property of such Noteholder shall at all times be within its control. Such Noteholder was not formed solely for the purpose of making an investment in the Company or its Subsidiaries.

(d) Such Noteholder acknowledges that it has reviewed and discussed the business, affairs and current prospects of the Company and its Subsidiaries with such officers of the Company and its Subsidiaries and others as it has deemed appropriate or desirable in connection with the transactions contemplated by this Agreement. Such Noteholder further acknowledges that it has requested, received and reviewed such information, undertaken such investigation and made such further inquiries of officers of the Company and its Subsidiaries and others as it has deemed appropriate or desirable in connection with such transactions, provided, however, no investigation made heretofore or hereafter by or on behalf of such Noteholder shall have any effect whatsoever on the representations and warranties of the Borrowers hereunder, each of which will survive any such investigation.

(e) Such Noteholder understands that it must bear the economic risk of its investment for an indefinite period of time because the Securities are not, and will not be, registered under the Securities Act or any applicable state securities laws, except as may be provided in this Agreement and the Registration Rights Agreement, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless in the opinion of counsel reasonably satisfactory to the Company (it being acknowledged that Finn Dixon & Herling LLP is satisfactory) an exemption from such registration is available. Such Noteholder acknowledges that, in issuing the Notes and the Warrants, the Company is relying on the representations and warranties of such Noteholder in this Section 4.1.

(f) Such Noteholder represents that it is a sophisticated institutional investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities. Such Noteholder further represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Commission under the Securities Act with respect to the purchase of the Securities.

(g) No Person has or will have, as a result of the transactions contemplated by this Agreement, any rights, interest or valid claim against or upon the Company or any of its Subsidiaries for any commission, fee or other compensation as a finder or broker because of any act or omission by such Noteholder or any agent of such Noteholder.

(h) Such Noteholder hereby acknowledges that each of the Notes and the Warrants (unless no longer required in the opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, it being agreed that Finn Dixon & Herling LLP shall be satisfactory) shall bear a legend substantially in the following form:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE

                  STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

                  (i) Such Noteholder shall comply with the HSR Act, to the extent applicable to the Noteholder's exercise of some or all of the Warrants.

The  execution  of  this  agreement  by  such  Noteholder   shall  constitute  a
confirmation by it of the foregoing representations and warranties.

ARTICLE 6 - REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

         The Borrowers, jointly and severally, represent and warrant to the Noteholders as of the Closing Date as follows (which representations and warranties shall survive the Closing):

ARTICLE 6 - 1. Corporate Authority; Capitalization.

ARTICLE 6 - 1.1. Incorporation; Good Standing; Subsidiaries. Each of the Company and its Subsidiaries (i) is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate or other power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary, as listed on Schedule 5.1.1 hereto, except where a failure to be so qualified would not have a Material Adverse Effect. Other than the Subsidiaries listed on Schedule 5.1.1 hereto, none of the Borrowers or any of their Subsidiaries has any Subsidiaries. Except as set forth on Schedule 5.1.1 hereto, none of the Borrowers or any of their Subsidiaries is engaged in any joint venture, partnership, or other similar arrangement with any other Person. Except as described on Schedule 5.1.1, the Company owns (directly or indirectly through a wholly-owned Subsidiary) all of the outstanding Capital Stock or other equity interests of each of its Subsidiaries, beneficially and of record, free and clear of all liens, encumbrances, restrictions (other than those under applicable securities laws) and claims of every kind. All the outstanding shares of Capital Stock or other equity interests of each of the Subsidiaries have been duly authorized, are validly issued and are fully paid and nonassessable. There are no options, warrants or rights to purchase shares of Capital Stock or other securities of any of the Subsidiaries authorized, issued or outstanding, nor is any Subsidiary obligated in any other manner to issue shares of its Capital Stock or other securities.

ARTICLE 6 - 1.2. Authorization. The execution, delivery and performance of this Agreement and the other Subordinated Notes Documents to which the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate or other requisite authority of each such Person, (ii) have been duly authorized by all necessary corporate or other requisite proceedings (other than stockholder approval of the issuance of 1,533,333 Warrants at the Second RFE Closing and any Subsequent Closing and the issuance of Warrants pursuant to Section 2.12.2, and of the issuance of Warrant Shares upon exercise of all of the foregoing, as contemplated  by  Sections  5.30-5.32  and 6.17),  (iii)  except as set forth on
Schedule 5.1.2 hereto, do not conflict with, result in a breach or default (whether with notice or passage or time, or both), or result in any contravention of any provision of law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (iv) except as set forth on Schedule 5.1.2 hereto, do not conflict with, result in a breach or default (whether with notice or passage or time, or both) or result in the creation of any lien on the properties or assets of the Company or any of its Subsidiaries under, any provision of the organizational documents or bylaws of, or any material agreement or other material instrument binding upon, the Company, any of its Subsidiaries or any of their respective assets.

ARTICLE 6 - 1.3. Enforceability. The execution and delivery of this Agreement and the other Subordinated Notes Documents to which the Company or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof.

ARTICLE 6 - 1.4. Capitalization of the Company; Status of Capital Stock. After giving effect to the transactions to occur on or before the Closing Date, the Company has a total authorized capitalization consisting of 15,000,000 shares of Class A Common Stock of which 5,602,903 shares are issued and outstanding, 2,200,000 shares of Class B Common Stock, of which 1,200,000 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, none of which is issued and outstanding. All the outstanding shares of Capital Stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. Except as otherwise set forth on Schedule 5.1.4, there are no options, warrants, convertible or exchangeable securities, or other rights to purchase shares of Capital Stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its Capital Stock or other securities. Except as otherwise set forth on Schedule 5.1.4, there are no restrictions on the transfer of shares of Capital Stock of the Company other than those imposed by relevant state and federal securities laws. Except as set forth in this Agreement, or as otherwise set forth on Schedule 5.1.4, no holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company. The offer and sale of all shares of Capital Stock and other securities of the Company issued before the Closing complied with or were exempt from registration under all federal and state securities laws. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrants. None of the purchase of the Notes, the issuance of the Warrants, the issuance of shares of Common Stock upon the exercise of the Warrants, or the issuance of shares of Common Stock in lieu of interest pursuant to the terms of the Notes, is subject to preemptive, antidilution or other similar statutory or contractual rights. Upon issuance pursuant to the terms of the Warrants, the Warrant Shares and/or any shares of Common Stock issuable in lieu of interest pursuant to the terms of the Notes will be duly authorized, validly issued, fully paid and nonassessable.

ARTICLE 6 - 2. Governmental Approvals. The execution, delivery and performance by the Company and its Subsidiaries of this Agreement and the other Subordinated Notes Documents to which the Company or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby, including the offer and issuance of the Warrants and the Warrant Shares, do not require the approval or consent of, or filing with, any governmental agency or authority other than filings, if any, (i) required by Amex in conjunction with the listing of the Warrant Shares and the issuance of the Warrants (which filings have been made and approved in all respects, subject only to (x) receipt of stockholder approval of the issuance of Warrants at the Second RFE Closing and any Subsequent Closing and the issuance of Warrants pursuant to Section 2.12.2 hereof and (y) Amex approval of a listing application in respect of the Warrant Shares issuable upon exercise of the Warrants issued at the Second RFE Closing and/or any Subsequent Closing and Warrants issued pursuant to Section 2.12.2 hereof), (ii) of the Proxy Statement with the SEC in connection with the Stockholder Approval, and (iii) required to be made and consents required to be obtained under the HSR Act upon exercise of the Warrants and/or upon the issuance of shares of Common Stock in lieu of interest pursuant to the terms of the Notes.

ARTICLE 6 - 3. Title to Properties; Leases. Except as indicated on Schedule 5.3 hereto, the Company and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Encumbrances permitted under Section 7.3 which are listed on Schedule 7.3 hereto.

ARTICLE 6 - 4. SEC Filings; Financial Statements.

ARTICLE 6 - 4.1. SEC Filings. The Company has delivered to the Purchasers true, correct and complete copies of all reports, registration statements, and other documents filed by the Company with the SEC under the Securities Act or the Exchange Act at any time from and after June 1, 1997 through the date hereof (including all supplements and amendments thereto filed with the SEC) (collectively, the "SEC Filings"), all of which, taken as a whole, including amendments in subsequent filings, comply in all material respects with the rules and regulations of the SEC promulgated under the Securities Act and the Exchange Act. Each of the SEC Filings, when filed, was true and correct in all material respects and did not omit to state any material fact required to be stated therein and did not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except in each case as superseded in any subsequent filing.

ARTICLE 6 - 4.2. Financial Statements. The audited financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000, true, correct and complete copies of which have been furnished to each of the Noteholders, including the consolidated balance sheet of the Company and its Subsidiaries as at March 31, 2000, and consolidated statements of income and cash flows and stockholders' equity of the Company and its Subsidiaries for the fiscal year then ended, certified by Mayer Rispler and Company (collectively, the "Financial Statements"), have been prepared in accordance with GAAP and fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as at the close of business on the date thereof and the results of operations and changes in cash flows and stockholders' equity for the periods then ended. There are no contingent liabilities of the Company or any of its Subsidiaries as of such dates involving material amounts, known to the Company or its Subsidiaries, which were not disclosed in such balance sheets and the notes related thereto.

ARTICLE 6 - 5. No Material Changes, etc. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of the Company and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Company as at the Balance Sheet Date, or the statements of income and cash flows for the period then ended, other than changes in the ordinary course of business that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

ARTICLE 6 - 6. Intellectual Property.

                  5.6.1 The Company and its Subsidiaries do not own or possess, and are not licensed with respect to, any material Intellectual Property (as defined below) other than as set forth in Schedule 5.6. The Company and its Subsidiaries own or possess sufficient legal rights to all material Intellectual Property necessary for their business as presently conducted and as proposed to be conducted without any conflict with, or infringement of, the rights of others. Except as set forth on Schedule 5.6, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing material Intellectual

Property, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity. To the knowledge of the Company and its Subsidiaries, no director, officer or employee of any of the Company and its Subsidiaries or any other person or entity other than the Company and its Subsidiaries has any interest in any of the Intellectual Property of the Company and its Subsidiaries which has not been waived, or in any inventions, profits, royalties or other property arising therefrom. None of the Company and its Subsidiaries has received any communications alleging that the Company or its Subsidiaries has violated or, by conducting its business as proposed, would violate any Intellectual Property rights of any other person or entity. To the knowledge of the Company and its Subsidiaries, none of the Company's or its Subsidiaries' officers or employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any order of any Governmental Authority, that would interfere with the use of such officers' or employees' best efforts to promote the interests of the Company and its Subsidiaries or that would conflict with the business of the Company and its Subsidiaries as proposed to be conducted. Except as set forth on Schedule 5.6, all of the Intellectual Property of the Company and its Subsidiaries is owned by the Company and its Subsidiaries, free and clear of all liens and encumbrances. As used in this Agreement the term "Intellectual Property" means all intellectual property rights and other intangible property rights including, without limitation, patents, patent applications, patent rights, trademarks, trademark applications, trade names, fictitious or assumed names, service marks, service mark applications, copyrights, copyright applications, domain names, software, know-how,
certificates  of  public  convenience  and  necessity,   franchises,   licenses,
inventions, trade secrets, proprietary processes, formulae and computer programs, software and displays.

                  5.6.2 The Company and each of its Subsidiaries has taken all reasonable steps required to establish and preserve the Company's and each Subsidiary's ownership of all Intellectual Property rights with respect to its products, services and technology. Except as disclosed on Schedule 5.6 hereto, the Company has no knowledge of any infringement by others of any Intellectual Property rights of the Company or any of its Subsidiaries.

                  5.6.3 Except as set forth in Schedule 5.6 hereto, none of the Company or any of its Subsidiaries has any agreements or arrangements with any person or entity related to confidential information or trade secrets of such person or entity or restricting the Company's or any of its Subsidiaries' ability to engage in business activities of any nature.

ARTICLE 6 - 7. Litigation. Except as set forth in Schedule 5.7 hereto, there are no actions, suits, proceedings, claims, disputes or investigations of any kind pending or, to the knowledge of the Company threatened, against the Company or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, would, either in any case or in the aggregate, have a Material Adverse Effect, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Company and its Subsidiaries, or which question the validity of this Agreement or any of the other Subordinated Notes Documents, or any action taken or to be taken pursuant hereto or thereto.

ARTICLE 6 - 8. No Materially Adverse Contracts, etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or that could reasonably be expected to have a Material Adverse Effect. None of the Company or any of its Subsidiaries is a party to any contract or agreement that has had or that could reasonably be expected to have any Material Adverse Effect.

ARTICLE 6 - 9. Compliance with Other Instruments, Laws, etc. Except as set forth on Schedule 5.1.2 hereto, none of the Company or any of its Subsidiaries is in violation of any provision of its organizational documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that would result in the imposition of substantial penalties or have a Material Adverse Effect.

ARTICLE 6 - 10. Tax Status. The Company and its Subsidiaries (i) have made or filed all material federal, foreign, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due from the Company or any of its Subsidiaries by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

ARTICLE 6 - 11. No Event of Default. No Default or Event of Default has occurred and is continuing.

ARTICLE 6 - 12. Holding Company and Investment Company Acts. Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company," or an "affiliated company" or a "principal underwriter" of an "investment company," as such terms are defined in the Investment Company Act of 1940.

ARTICLE 6 - 13. Absence of Financing Statements, etc. Except with respect to Encumbrances permitted under Section 7.3, and set forth on Schedule 7.3 hereto, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Company or any of its Subsidiaries or any rights relating thereto.

ARTICLE 6 - 14. Certain Transactions. Except as set forth on Schedule 5.14, to the knowledge of the Company, no officer, director, Jacobs Family Holder, or stockholder holding shares representing at least 5% of any class of the Capital Stock of the Company or any of its Subsidiaries, (a) is a party to any agreement with the Company (including evidences of Indebtedness); (b) owns, directly or indirectly, any interest in (excepting less than 5% equity holding for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person that is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of, or creditor to or borrower from the Company or any of its Subsidiaries; (c) owns, directly or indirectly in whole or in part, any tangible or intangible property that the Company or any of its Subsidiaries uses in the conduct of business; or (d) has any cause of action or other claim whatsoever against, or owes or has advanced any amount to the Company or any of its Subsidiaries except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

ARTICLE 6 - 15. Benefits. (i) Each "Employee Pension Benefit Plan" (as such term is defined in Section 3 of ERISA) now or heretofore maintained by any of the Borrowers or any Affiliate (individually the "Pension Plan" and collectively the "Pension Plans") and any "Employee Welfare Benefit Plan" (as such term is defined in Section 3 of ERISA) now or heretofore maintained by any of the Borrowers or any Affiliate (individually the "Plan" and collectively the "Plans") is listed on Schedule 5.15.1 attached hereto and is in substantial compliance with ERISA (to the extent that ERISA is applicable); (ii) except as set forth on Schedule 5.15.1 attached hereto, there are no benefits vested under any Pension Plan; (iii) no Pension Plan, Plan or trust created thereunder, no trustee thereof, no administrator or fiduciary (other than an unrelated third party administrator or fiduciary) thereof, and neither any of the Borrowers nor any Affiliate has engaged in a "Prohibited Transaction" (as such term is defined in Section 406 of ERISA and Section 4975 of the Code ("Prohibited Transaction")) which would subject any such Pension Plan, Plan, trust created thereunder, trustee, administrator or fiduciary thereof or any of the Borrowers or any Affiliate or any party dealing with any such Pension Plan, Plan or trust to a material tax or penalty on a "Prohibited Transaction" imposed under Section 4975 of the Code or Section 502 of ERISA; (iv) no Pension Plan or trust created thereunder has been the subject of a Reportable Event (as such term is defined in Section 4043 of ERISA), including, without limitation, the termination of any Pension Plan or trust, (v) if and to the extent that either any of the Borrowers or any Affiliate is a party to a multiemployer Plan (as defined in Section 4001 of ERISA), then neither any such Borrower nor any Affiliate has incurred withdrawal liability, within the meaning of Section 4201 of ERISA, with respect to any such multi-employer Plan and neither any of the Borrowers nor any Affiliate has any knowledge that any such multi-employer plan to which such Borrower or any Affiliate thereof is required to contribute is in reorganization or is insolvent pursuant to Section 4241 or 4245 of ERISA; (vi) no Pension Plan which is not a multi-employer Plan is insolvent or in reorganization; (vii)
neither any of the Borrowers nor any Affiliate has ceased operations at a facility with the result that such Borrower or any Affiliate thereof is to be treated as a "substantial employer" as provided in Section 4062(e) of ERISA, or has withdrawn from a Pension Plan with respect to which it was a substantial employer; (viii) neither any of the Borrowers nor any Affiliate and no Pension Plan or trust created thereunder has incurred any "accumulated funding deficiency" (as such term is defined in Section 412 of the Code and Section 302 of ERISA) whether or not waived, since the effective date of ERISA; (ix) no condition exists which presents a material risk to any of the Borrowers or any Affiliate of incurring a liability to or on account of a Pension Plan or Plan pursuant to any of the foregoing sections of the Code and ERISA; (x) the aggregate current value of all assets of each Pension Plan which is a single-employer plan (i.e., a plan which is not referred to in clause (v) hereof), based upon actuarial assumptions, each of which is reasonable (taking into account the experience of the plans and reasonable expectations), is at least equal to the aggregate current value of all accrued benefits under such Pension Plan, and each such Pension Plan is fully funded on a termination basis; and (xi) no Pension Plan and neither any of the Borrowers nor any Affiliate has incurred any liability to the Pension Benefit Guaranty Corporation or any governmental authority succeeding to any and all of the functions of said corporation (the "PBGC") over and above premiums required by law.

ARTICLE 6 - 16. Margin Rules. None of the Borrowers is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Notes or the Warrants will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the applicable regulations of the Board of Governors of the Federal Reserve System. The proceeds of the Notes and the Warrants shall be used for the purposes described in Section 2.3.

ARTICLE 6 - 17. Environmental and Regulatory Compliance. As to each of the real properties now or previously owned or leased by any of the Borrowers or any of their Subsidiaries, all as described on Schedule 5.17, each such property is presently in compliance in all material respects with and has in full force and effect all material permits or approvals required by all applicable building, zoning, anti-pollution, hazardous substance, hazardous material, oil, environmental, health, safety or other laws, ordinances or regulations and the Borrowers have not received notification that any of the foregoing properties is in violation of any of the foregoing provisions, except for any non-compliance with respect to or lack of possession of the foregoing which does not have or will not have a Material Adverse Effect. Except as set forth on Schedule 5.17, none of the Borrowers or their Subsidiaries nor any of their predecessors has ever generated, stored, or disposed of any hazardous substances, hazardous materials, or oil on any of such properties or any portion thereof and none of the Borrowers or their Subsidiaries nor any of their predecessors is aware of the presence, generation, storage or disposal of such substances on any of such properties or any portion thereof by any of the Borrowers or their Subsidiaries nor any of their predecessors or any prior owner or prior occupant or prior user thereof or by anyone else, nor is any of the Borrowers aware of any spill or release of a hazardous or toxic waste, substance or constituent, or other substance, into the environment on or, from any of such properties. Except as set forth on Schedule 5.17, no inquiry, notice or threat to give notice by any governmental authority has been received by any of the Borrowers or any of their Subsidiaries with respect to the generation, storage or disposal or release or threat of release thereof, or with respect to any violation of any federal, state or local environmental, health or safety statute or regulation. Except as set forth on Schedule 5.17, no underground storage tanks or surface impoundments are on any of the properties owned or leased by any of the Borrowers or any of their Subsidiaries. For the purposes of this Section, (i) "hazardous substances" shall mean "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.9601, et seq., and regulations thereunder, or under the provisions of any other applicable federal, state, county or municipal law, ordinance, rule or regulation, (ii) "hazardous material" shall mean hazardous substances, any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) and any toxic substances, oil or hazardous material or other chemicals or substances regulated by any applicable federal, state, county or municipal law, ordinance, rule or regulation, and (iii) "release" or "threat of release" shall mean such terms as they are defined in any of the foregoing laws, ordinances, rules or regulations, as applicable.

ARTICLE 6 - 18. Insurance. The Borrowers and each of their Subsidiaries maintains with financially sound and reputable insurers insurance with respect to its properties and businesses against such casualties and contingencies as are in accordance with the general practices of businesses engaged in similar activities in similar geographic areas.

ARTICLE 6 - 19.  Investments in Other  Persons.  Except as set forth on Schedule
5.19 attached hereto, none of the Borrowers or any of their Subsidiaries has made any loan or advance in excess of $50,000 (other than trade credit advanced in the ordinary course of business or prepayments for goods and services in the ordinary course of business, in each case consistent with past practices) to any Person which is outstanding on the date of this Agreement, nor is any Borrower or any of their Subsidiaries obligated or committed to make any such loan or advance.

ARTICLE 6 - 20. Securities Act. None of the Borrowers or anyone acting on their behalf has offered or will offer to sell the Notes, the Warrants, the Warrant Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Notes, Warrants or Warrant Shares to the Noteholders under the registration provisions of the Securities Act. Assuming the accuracy of the representations and warranties of each Noteholder set forth herein, the issuance of the Notes and the Warrants to the Noteholders pursuant to this Agreement, the issuance of the Warrant Shares upon exercise of the Warrants, and the issuance of shares of Common Stock in lieu of interest pursuant to the Notes, are not required to be registered under the Securities Act or applicable state securities law.

ARTICLE 6 - 21. No Brokers or Finders. Except as set forth on Schedule 5.21 and except for rights of first refusal which have been duly and validly waived, no Person had, has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon any Noteholder, the Borrowers or any of their Subsidiaries for any commission, fee or other compensation as a finder or broker because of any act or omission by the Borrowers, any of their Subsidiaries or any of their agents in connection with the purchase and sale of the Notes and the Warrants.

ARTICLE 6 - 22. Employment of Officers. To the knowledge of the Borrowers, no senior officer or key employee of any of the Borrowers or any of their Subsidiaries has any present intention of terminating his employment with any of the Borrowers or any of their Subsidiaries and none of the Borrowers or any of their Subsidiaries has any present intention of terminating any such employment.

ARTICLE 6 - 23. Labor Relations.

                  (a) Except as set forth on Schedule 5.23, (i) there is no labor strike, picketing of any nature, material labor dispute, slowdown or any other concerted interference with normal operations, stoppage or lockout pending or to the knowledge any of the Borrowers, threatened against or affecting any of the Borrowers or their Subsidiaries, (ii) there are no union claims or demands to represent the employees of any of the Borrowers or their Subsidiaries, none of the Borrowers nor any of their Subsidiaries has any collective bargaining obligations with respect to any of its employees, and there are no current union organizing activities among the employees of any of the Borrowers or their Subsidiaries, (iii) none of the Borrowers nor any of their Subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association, applicable to employees of any of the Borrowers and their Subsidiaries, and (iv) with respect to bargaining obligations disclosed in Schedule 5.23, the Borrowers and their Subsidiaries have bargained and continue to bargain in good faith.

                  (b) The Borrowers and their Subsidiaries are in compliance in all material respects with all applicable laws and regulations respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours. None of the Borrowers nor any of their Subsidiaries is delinquent in any payments to any of its employees for any wages, salaries, commissions, bonuses, fees or other direct compensation due with respect to any services performed for it to the date hereof or amounts required to be reimbursed to such employees. There are no material grievances, complaints or charges with respect to employment or labor matters (including, without limitation, charges of employment discrimination, retaliation or unfair labor practices) pending or threatened in any judicial, regulatory or administrative forum, or under any dispute resolution procedure (including, but not limited to, any proceedings under any dispute resolution procedure under any collective bargaining agreement). None of the employment policies of any of the Borrowers or their Subsidiaries or practices is currently being audited or investigated by any Governmental Authority, or to the knowledge of the Borrowers, is subject to imminent audit or investigation by any Governmental Authority. None of the Borrowers or any of their Subsidiaries are subject to any consent decree, court order or settlement in respect of any labor or employment matters. No arbitration or similar proceeding with respect to employment matters is pending or threatened and, to the knowledge of the Borrowers, no claim therefor has been asserted. Except as disclosed on Schedule 5.23, none of the Borrowers nor any of their Subsidiaries has any policy, plan or program of paying severance pay or any form of severance compensation in connection with the termination of the employees.

                  (c) Except as set forth on Schedule 5.23, none of the Borrowers nor any of their Subsidiaries employs any independent contractors, temporary employees, leased employees or any other servants or agents compensated other than through reportable wages paid by the Borrowers or the applicable Subsidiary (collectively, "Contingent Workers"). To the extent that any of the Borrowers or any of their Subsidiaries employs Contingent Workers, it has properly classified and treated them in accordance with applicable laws and for purposes of all benefit plans and perquisites.

ARTICLE 6 - 24. Trade Relations. There exists no actual or, to the knowledge of the Borrowers, threatened, termination, cancellation or limitation of, or any adverse modification or change in, the business relationship of the Borrowers or any of their Subsidiaries or their respective businesses with any customer or any group of customers whose purchases are individually or in the aggregate material to the business of the Borrowers and their Subsidiaries taken as a whole, or with any material supplier, and to the knowledge of the Borrowers, there exists no present condition or state of facts or circumstances that would have a Material Adverse Effect or prevent the Borrowers or any of their Subsidiaries from conducting its business after the consummation of the transactions contemplated by this Agreement, in substantially the same manner in which such business has heretofore been conducted, except for a condition or state of facts or circumstance the results of which would not have a Material Adverse Effect.

ARTICLE 6 - 25. Books and Records. The books of account, ledgers, order books, records and documents of the Borrowers and their Subsidiaries accurately and completely reflect all material information relating to (a) the business of the Borrowers and their Subsidiaries, (b) the assets of the Borrowers and their Subsidiaries, and (c) all transactions giving rise to the obligations or accounts receivable of the Borrowers and their Subsidiaries.

ARTICLE 6 - 26. Registration Rights. Other than pursuant to the terms of the Registration Rights Agreement and as disclosed on Schedule 5.26, no Person has demand, piggyback or other rights to cause the Borrowers or any of their Subsidiaries to file any registration statement under the Securities Act relating to any securities of any of the Borrowers or any of their Subsidiaries or any right to participate in any such registration statement.

ARTICLE 6 - 27. Other Agreements. Except for the Subordinated Notes Documents or as set forth on Schedule 5.27 attached hereto, none of the Borrowers or any of their Subsidiaries is a party to or otherwise bound or affected by any written or oral:

(a) agreement, contract or commitment with any present or former shareholder, director, officer;

(b) agreement, contract or commitment for the purchase of, or payment for, supplies or products, or for the performance of services by a third party, involving in any one case $50,000 or more, other than purchase orders issued to vendors in the ordinary course of business;

(c) agreement, contract or commitment to sell or supply products or to perform services, involving in any one case $50,000 or more, other than purchase orders received from customers in the ordinary course of business;

(d) note, debenture, bond, conditional sale agreement, equipment trust agreement, letter of credit agreement, loan agreement or other agreement or contract, commitment or arrangement for the borrowing or lending of money in an amount in excess of $50,000 (including without limitation loans to or from officers, directors, any stockholder or any member of any of their immediate families, but excluding the extension of trade credit in the ordinary course of business consistent with past practices and travel allowances made in the ordinary course of business), agreement, contract, commitment or arrangement for a line of credit or guarantee, pledge or undertaking in any manner whatsoever of the indebtedness of any other Person;

(e) agreement, contract or commitment for any capital expenditure in excess of $50,000; or

(f) agreement, contract or commitment limiting or restraining it from engaging or competing in any lines of business with any Person, nor is any director, officer, employee or Contingent Worker of any of the Borrowers or any of their Subsidiaries subject to any such agreement except where such limitation runs to the benefit of any of the Borrowers or one of their Subsidiaries.

The Borrowers and each of their Subsidiaries and, to the knowledge of the Borrowers, each other party thereto have in all material respects performed all the obligations required to be performed by them to date under, have received no notice of default under and are not in default under any lease, agreement or contract now in effect to which any of the Borrowers or any of their Subsidiaries is a party or by which any of the Borrowers or any of their Subsidiaries or its respective property may be bound, except where the same would not have a Material Adverse Effect. None of the Borrowers or any of their Subsidiaries has any present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and the Borrowers have no knowledge of any breach or anticipated breach by any other party to any contract or commitment to which any of the Borrowers or any of their Subsidiaries is a party, except where the same would not have a Material Adverse Effect.

ARTICLE 6 - 28. Solvency. On the Closing Date, after consummation of the transactions contemplated by the Subordinated Notes Documents, each of the Borrowers and each of their Subsidiaries is Solvent.

ARTICLE 6 - 29. Disclosure. None of this Agreement, the Financial Statements or any of the other Subordinated Notes Documents or any other agreement, document, certificate, confidential information, memoranda, written due diligence information or other written statement furnished to any Noteholder or the Noteholders' respective counsel by or on behalf of the Borrowers or any of their Subsidiaries in connection with the transactions contemplated hereby or thereby, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading.

ARTICLE 6 - 30. Information Supplied. None of the information included or incorporated by reference in the Proxy Statement will, on the date it is first mailed to the Company's stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

ARTICLE 6 - 31. Board Approval. The Board of Directors of the Company, by resolutions duly adopted by unanimous written consent or by unanimous vote of those voting at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly recommended that the stockholders of the Company approve the issuance of Warrants at the Second RFE Closing and at any Subsequent Closing and, if applicable, the issuance of Warrants pursuant to Section 2.12.2, and the issuance of all Warrant Shares underlying all such Warrants, and directed that such matter be submitted for consideration by the Company's stockholders at the stockholders meeting.

ARTICLE 6 - 32. Vote Required. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, is the only vote (the "Required Vote") of the holders of any class(es) or series of Common Stock necessary to approve the issuance of Warrants at the RFE Second Closing or any Subsequent Closing and the issuance of Warrants pursuant to Section 2.12.2, and the issuance of all Warrant Shares underlying such Warrants.

ARTICLE 7 - AFFIRMATIVE COVENANTS OF THE BORROWERS

         The Borrowers, jointly and severally, covenant and agree that (a) for so long as any of the Notes is outstanding and (b) for so long as at least 500,000 Warrant Shares (as adjusted for splits, reverse splits, stock dividends and the like), calculated on a fully-diluted basis assuming full exercise of all Warrants issued hereunder, are outstanding (but as to this clause (b) only with respect to the covenants contained in Section 6.1 through Section 6.9, Section 6.11, Section 6.14, Section 6.15, and Section 6.16):

ARTICLE 7 - 1. Punctual Payment. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Notes and the Borrowers will duly and punctually pay or cause to be paid all other amounts provided for in this Agreement and the other Subordinated Notes Documents to which the Company or any of its Subsidiaries is a party, all in accordance with the terms of this Agreement and such other Subordinated Notes Documents.

ARTICLE 7 - 2. Records and Accounts. The Borrowers will (a) keep, and cause each of their Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves. The Company will at all times engage Mayer Rispler and Company or other regionally- or nationally-recognized independent certified public accountants as the independent certified public accountants of the Company and its Subsidiaries and will not permit more than ninety (90) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Company and its Subsidiaries and the appointment in such capacity of a successor firm as shall be reasonably satisfactory to the Noteholders.

ARTICLE 7 - 3. Financial Statements, Certificates and Information. The Company will, and will cause each of its Subsidiaries to, deliver to each of the
Noteholders:

(a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries and consolidating balance sheet of the Company and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flows and consolidating statement of income and consolidating statement of cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and in the case of the consolidated statements, certified by Mayer Rispler and Company or by other regionally- or nationally-recognized independent certified public accountants, together with a written statement from such accountants to the effect that they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default, they shall disclose in such statement any such Default or Event of Default;

(b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Company, copies of the unaudited consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such quarter, and the related consolidated and consolidating statement of income and consolidated and consolidating statement of cash flow for the portion of the fiscal year of the Company then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents in all material respects the financial position of the Company and its Subsidiaries on the date thereof (subject to year-end audit adjustments) and a management report (i) comparing the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent budget for the current fiscal year and (ii) discussing the reasons for any significant variations;

(c) promptly as they are filed or become available, true, correct and complete copies of all such financial statements, proxy material and reports as any of the Borrowers or any Subsidiaries shall send to or make available to stockholders or holders of any Indebtedness of any of the Borrowers or any Subsidiaries, or shall file with the SEC or any stock exchange or NASDAQ, or announcements made to the general public by any of the Borrowers or any Subsidiary;

(d) from time to time, notice of changes in any applicable margin (as set forth in the Senior Credit Agreement) as they become effective;

(e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Company setting forth reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date (a "Compliance Certificate") and, at the request of the Noteholders, copies of any annual accountant's management letter received by the Company;

(f) as soon as practicable, but in any event no later than fifteen (15) days prior to the start of each fiscal year, commencing with the start of the fiscal year ending March 31, 2001, a budget and customary supporting financial information of the Company and its Subsidiaries for the succeeding fiscal year, including balance sheets, operating statements and forecasts on a quarterly basis, in reasonable detail and in the form delivered to the Company's Board of Directors, and promptly upon preparation thereof any similar budgets or other financial information prepared by the Company and any material revisions of any such annual or other budgets or financial information; and

(g) from time to time, such other financial data and information relating to the Company and its Subsidiaries as any Noteholder may reasonably request.

ARTICLE 7 - 4. Corporate Existence; Maintenance of Properties. Each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each Subsidiary thereof.

ARTICLE 7 - 5. Maintenance and Insurance. The Borrowers and their Subsidiaries will maintain and keep their properties in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto so that their business may be properly and advantageously conducted at all time. The Borrowers and their Subsidiaries at all times will maintain insurance, in such amounts (including, without limitation, so-called "all-risk" coverage at replacement value and "broad form" liability coverage), against such hazards and liabilities and for such purposes as is customary in the industry for companies of established reputation engaged in the same or similar businesses and owning or operating similar properties.

ARTICLE 7 - 6. Taxes. The Borrowers will pay or cause to be paid all taxes, assessments or governmental charges on or against any of them, or their properties prior to such taxes becoming delinquent; except for any tax, assessment or charge (other than any charge for environmental cleanup costs referred to in Section 5.17) which is being contested in good faith by proper proceedings and with respect to which adequate reserves have been established and are being maintained.

ARTICLE 7 - 7. Notices.

ARTICLE 7 - 7.1. Defaults. The Borrowers will promptly notify each of the Noteholders in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement, the Senior Debt or any other evidence of Indebtedness involving in excess of $250,000 to which or with respect to which the Borrowers or any of their Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to each of the Noteholders, describing the notice or action and the nature of the claimed default.

ARTICLE 7 - 7.2. Notice of Litigation and Judgments. The Borrowers will, and will cause each of its Subsidiaries to, give notice to each of the Noteholders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrowers or any of their Subsidiaries or to which the Borrowers or any of their Subsidiaries is or becomes a party involving an uninsured claim against the Borrowers or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrowers will, and will cause each of their Subsidiaries to, give notice to each of the Noteholders, in writing, in form and detail satisfactory to the Noteholders, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrowers or any of their Subsidiaries in an amount in excess of $250,000.

ARTICLE 7 - 7.3. Notices Under Subordinated Notes Documents. Within ten (10) Business Days of (a) knowledge of the Borrowers of a breach or violation of any term of or a default or event of default under any Subordinated Notes Document or (b) the giving or receipt of any written notice under any Subordinated Notes Document, by the Company or any Subsidiary, the Borrowers will so notify the Noteholders.

ARTICLE 7 - 8. Inspection of Properties and Books, etc.

ARTICLE 7 - 8.1. General. The Company shall permit RFE and each other Noteholder and their respective designated representatives, upon reasonable notice if no Default has occurred and is continuing, to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine the books of account of the Company and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to advise as to the same, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals (during normal business hours if no Default has occurred and is continuing) as RFE and each other Noteholder may reasonably request.

ARTICLE 7 - 8.2. Communications with Accountants. The Company authorizes RFE and each other Noteholder to communicate directly with the independent certified public accountants of the Company and authorizes such accountants to disclose to RFE and each other Noteholder any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Company or any of its Subsidiaries, at the expense of the Company, provided that absent a Default, each Noteholder shall give the Company prior notice of such communications. At the request of any Noteholder, the Company shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 6.8.2.

ARTICLE 7 - 9. Compliance with Laws, Contracts, Licenses, and Permits. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply in all material respects with (a) all laws and regulations applicable to the existence and operations of its business, wherever its business is conducted, including, without limitation laws and regulations pertaining to securities, food and pharmaceutical quality and purity, trademark, copyright, import/export, corporate organization and governance, tax and environmental standards and controls, (b) the provisions of its charter documents and by-laws, (c) all material agreements and instruments by which it or any of its properties may be bound and (d) all applicable material decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government is or becomes necessary or required in order that the Borrowers or any of their Notes Documents to which such Borrower or such Subsidiary is a party, and such Borrower, will or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license.

ARTICLE 7 - 10. Subsidiaries, Etc. If, after the Closing Date, any Borrower or any of its Subsidiaries creates or acquires, either directly or indirectly, any Subsidiary, it will immediately notify the Noteholders of such creation or acquisition, as the case may be, provide the Noteholders with an updated
Schedule 5.1.1 hereto, will cause each Subsidiary created, acquired or existing with the prior written consent of the Noteholders on or after the Closing Date to immediately become a Borrower hereunder and under the Notes and to become a party to the Senior Credit Subordination Agreement as a Borrower thereunder and will cause such Subsidiary to execute and deliver to the Noteholders appropriate joinders to this Agreement and the other Subordinated Notes Documents, in forms reasonably satisfactory to RFE and its counsel, together with legal opinions in form and substance reasonably satisfactory to the Noteholders opining as to authorization, validity and enforceability thereof and other matters.

ARTICLE 7 - 11. Board Rights. The Company shall give verbal notice to RFE of every meeting of its Board of Directors (and every committee thereof), and every proposed action by written consent, at the same time and in the same manner as notice is given to the directors of the Company. The Company shall permit a representative selected by RFE (the "Representative") to attend as an observer all meetings of its Board of Directors (and every committee thereof), provided that in the case of telephonic meetings conducted in accordance with the Company's by-laws and applicable law, the Representative shall be given the opportunity to participate in such telephonic meetings. The Company shall bear the reasonable costs of the Representative associated with the attendance or participation in any meetings of the Board of Directors (and every committee thereof), and every proposed action by written consent. The Representative shall be entitled to receive all written materials and other information given to the directors of the Company in connection with such meetings or otherwise at the same time such materials and information are given to the directors. For purposes hereof, all references to the Board of Directors of the Company shall include the Board of Directors (or persons performing similar functions) of each Subsidiary of the Company and/or of any Borrower should any such Subsidiary's or Borrower's Board of Directors (or persons performing similar functions) take action or receive board materials or information independent of the Company's Board of Directors.

ARTICLE 7 - 12. Pension Plans.

                  6.12.1 With respect to any Pension Plan, the Borrowers shall, or shall cause their Affiliates to:

                  (a) fund on a timely basis each Pension Plan as required by the provisions of Section 412 of the Code and Section 302 of ERISA;

                  (b) cause each Pension Plan to pay all benefits when due in accordance with applicable law; and

                  (c) furnish to the Noteholders (A) written notice of the occurrence of a Reportable Event (as such term is defined in Section 4043 of ERISA), given within thirty (30) days after any of the Borrowers or any Affiliate knows or has reason to know that a Reportable Event has occurred with respect to a Pension Plan; (B) a copy of any request or waiver of the funding standards or an extension of the amortization periods required under Section 412 of the Code and Section 302 of ERISA, such copy to be furnished no later than the date of submission of the request to the Department of Labor or to the Internal Revenue Service (the "IRS"), as the case may be; (C) a copy of any notice of intent to terminate any Pension Plan such copy to be furnished no later than the date of submission to the PBGC or, if earlier, the date on which those participating in the Pension Plan are notified of the intended termination; and (D) notice that any of the Borrowers or any Affiliate, will or may incur any liability to or on account of a Pension Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, such notice to be given within ten (10) days after any of the Borrowers or any Affiliate knows or has reason to know thereof. Any notice to be provided to the Agent under this Section shall include a certificate of the chief financial officer of the Borrower giving such notice setting forth details as to such occurrence and the action, if any, which such Borrower or the Affiliate is required or proposes to take, together with any notices required or proposed to be filed with or by such Borrower, any Affiliate, the PBGC, the IRS, the trustee or the plan administrator with respect hereto.

                  6.12.2 The Borrowers shall furnish to RFE, no later than fifteen (15) days after the date of filing, a copy of the annual report of each Pension Plan or Plan (Form 5500 or comparable form) required to be filed with the IRS and/or the Department of Labor.

                  6.12.3 Promptly after the adoption of any Plan or Pension Plan subject to ERISA, or of any amendment to any Pension Plan which results in a significant underfunding within the meaning of Section 401(a)(29) of the Code and Section 307 of ERISA, the Borrowers shall notify RFE of such adoption and of the vesting and funding schedules and other principal provisions thereof.

ARTICLE 7 - 13. Environmental Regulations.


                  6.13.1 The Borrowers will, and will cause their Subsidiaries, if any, to, comply in all material respects with all applicable laws and regulations relating to pollution control, hazardous materials and hazardous wastes in all jurisdictions in which any of them operates now or in the future, and the Borrowers will, and will cause their Subsidiaries, if any, to, comply in all material respects with all such laws and regulations that may in the future be applicable to the Business, the Borrowers, the Subsidiaries and their properties and assets.

                  6.13.2 If any of the Borrowers shall (i) receive notice that any violation of any federal, state or local environmental law or regulation may have been committed or is about to be committed by a Borrower or any of its Subsidiaries, (ii) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against a Borrower or any of its Subsidiaries alleging a violation of any federal, state or local environmental law or regulation or requiring a Borrower or such Subsidiary to take any action in connection with the release of toxic or hazardous wastes or materials into the environment or (iii) receive any notice from a federal, state, or local governmental agency or private party alleging that a Borrower or any of its Subsidiaries may be liable or responsible for any costs associated with a response to or cleanup of a release of hazardous wastes or materials into the environment or any damages caused thereby, the Borrowers shall provide the Noteholders with a copy of such notice within five (5) business days after a Borrower's receipt thereof. Within fifteen (15) business days after a Borrower has learned of the enactment or promulgation of any federal, state or local environmental law/or regulation which may result in any material adverse change in the business, properties or condition (financial or otherwise) of any of the Borrowers, the Borrowers shall provide the Noteholders with notice thereof.

                  6.13.3 From and after the Noteholders' request, not later than thirty (30) days following the end of each calendar quarter, the Borrowers shall deliver to the Noteholders a written report, in a form and with such specificity as is satisfactory to the Noteholders, describing the Borrowers' actions taken during such calendar quarter to assure their compliance with this Section 6.13 and all applicable environmental laws and regulations (including the receipt of any notice that any administrative or judicial complaint or order has been filed or is about to be filed against any of the Borrowers, regardless of whether such notice is required to be delivered by the Borrowers pursuant to Section 6.13.2 above) as well as the status of any pending environmental matters described in the schedules hereto.

ARTICLE 7 - 14. Further Assurances. Each of the Borrowers will, and will cause each of its Subsidiaries to, cooperate with the Noteholders and execute such further instruments and documents as the Noteholders shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Subordinated Notes Documents. Without limiting the foregoing, each of the Borrowers and their "ultimate parent entity" (as defined in the HSR Act), shall cooperate with the Noteholders in the preparation and filing of any Premerger Notification Form required to be filed under the HSR Act by any such Noteholder upon exercise of the Warrants or upon receipt of shares of Class A

Common Stock in lieu of interest under the Notes. Without limiting the foregoing, the Borrowers shall not issue shares of Class A Common Stock in lieu of interest under the Notes if any Noteholder shall have concluded that a filing is required under the HSR Act as a result of such issuance. Furthermore, the Company shall maintain the listing of the Class A Common Stock, including all Warrant Shares and the PIK Stock (as defined in the Notes), and any securities issued or issuable in respect of any of the foregoing on The American Stock Exchange (or any national securities exchange or automated quotation system).

ARTICLE 7 - 15. Limited Subordinated Debt Preemptive Rights to the Noteholders.

ARTICLE 7 - 15.1. Without limiting the equity preemptive rights awarded to the Noteholders under the Co-Sale, Voting and Preemptive Rights Agreement, if any Borrower or any Subsidiary authorizes the issuance and sale of any Indebtedness which is specifically subordinated to the Senior Debt ("Additional Subordinated Debt"), such issuer shall offer to sell to each of the Noteholders a portion of such securities equal to the percentage determined by dividing (1) the aggregate principal amount of Notes then held by the Noteholder by (2) the aggregate amount of debt of the Borrowers and their Subsidiaries then-outstanding which is subordinated to the Senior Debt (before giving effect to such authorized issuance). Each Noteholder shall be entitled to purchase such securities at the same price and on the same terms as such securities are to be offered.

ARTICLE 7 - 15.2. Each Noteholder must elect to exercise its purchase rights hereunder within twenty (20) calendar days after receipt after written notice from the Borrowers describing in reasonable detail the securities being offered, the purchase price thereof (if known), the total amount of the offering, the payment terms and such Noteholder's percentage allotment.

ARTICLE  7 - 15.3.  Upon the  expiration  of the  offering  period  set forth in
Section 6.15.2, the Borrowers or their Subsidiaries shall be free to sell any such securities which the Noteholders have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Noteholders. Any securities offered or sold by the Borrowers or their Subsidiaries after such 90-day period must be reofferred to the Noteholders pursuant to the terms of this Section 6.15.

ARTICLE 7 - 16. Concomitant Splits and Dividends. If the Company in any manner subdivides (by stock split, stock dividend or otherwise), combines (by reverse stock split or otherwise), or pays a dividend or distribution of any sort in respect of, the Class B Common Stock the outstanding shares of the Class A Common Stock shall be proportionately subdivided, combined or paid a dividend or distribution, as the case may be.

ARTICLE 7 - 17. Preparation of Proxy Statement; Stockholders Meeting.

ARTICLE 7 - 17.1. As promptly as reasonably practicable following the date hereof, the Company shall commence preparing and shall cause to be filed with the SEC proxy materials which shall constitute the proxy statement relating to the matters to be submitted to the Company's stockholders at the Stockholders Meeting (such proxy statement, and any amendments or supplements thereto, the "Proxy Statement"). The Company shall use reasonable best efforts to have the Proxy Statement cleared by the SEC in order for the Stockholders Meeting to occur prior to September 25, 2000. The Company shall, as promptly as practicable after receipt thereof, provide RFE with copies of any written comments and advise RFE of any oral comments with respect to the Proxy Statement received from the SEC. The Company shall provide RFE a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement to the Proxy Statement prior to filing such with the SEC, and will provide RFE with a copy of all such filings made with the SEC. The Company will use reasonable best efforts to cause the Proxy Statements to be mailed to its stockholders as promptly as practicable after the Proxy Statement is cleared by the SEC. The Company will advise RFE, promptly after it receives notice thereof, of the issuance of any stop order or any request by the SEC for amendment of or supplement to the Proxy Statement.

ARTICLE 7 - 17.2. The Company shall duly take all lawful action to call, give notice of, convene and hold a meeting of its stockholders on a date prior to September 25, 2000 (or any other date determined in accordance with the mutual agreement of the Company and RFE) (the "Stockholders Meeting") for the purpose of obtaining the Required Vote with respect to the lawful action to solicit the approval of the issuance of Warrants at the Second RFE Closing and any Subsequent Closing and the issuance of Warrants pursuant to Section 2.12.2 by the Required Vote; and the Board of Directors of the Company shall recommend approval by the stockholders of the Company of the issuance of Warrants at the Second RFE Closing and any Subsequent Closing and the issuance of Warrants pursuant to Section 2.12.2 and shall not (x) withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any adverse manner such recommendation or (y) take any action or make any statement (other than any action described in the foregoing clause (x) in connection with the Stockholders Meeting inconsistent with such recommendation unless such action or statement is taken or made pursuant to advice from Proskauer Rose LLP, counsel to the Company, to the effect that such action or statement is required by applicable law.

ARTICLE 7 - 17.3. The Company acknowledges that time is of the essence in connection with the performance of this Section 6.17.

ARTICLE 8 - CERTAIN APPROVAL RIGHTS OF THE NOTEHOLDERS

         The Borrowers, jointly and severally, covenant and agree as follows in this ARTICLE VII for so long as any of the Notes is outstanding. In addition, after the Notes cease to be outstanding, so long as (i) at least 500,000 Warrant Shares (as adjusted for splits, reverse splits, stock dividends and the like), calculated on a fully-diluted basis assuming full exercise of all Warrants issued hereunder, are outstanding, and (ii) during the time the Warrants have been outstanding the Class A Common Stock has not, for 180 consecutive trading days, had a closing price, as reported by Amex, in excess of $12.50 (as adjusted for splits, reverse splits, stock dividends and the like), the Borrowers, jointly and severally, covenant and agree, only with respect to the covenants contained in Section 7.4, Section 7.7, Section 7.8, Section 7.10, Section 7.11,
Section 7.13, Section 7.14 and Section 7.15).

ARTICLE 8 - 1. Indebtedness. None of the Company or any of its Subsidiaries will create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur or suffer to exist, any Indebtedness, except:

(a) Senior Debt owing to the Senior Banks under the Senior Credit Agreement;

(b) Indebtedness to the Noteholders arising hereunder and under the Subordinated Notes Documents;

(c)  Indebtedness  existing  on the  date of this  Agreement  and set  forth  on
Schedule 7.1 hereto;

(d) Indebtedness for the purchase price of capital assets, goods and services incurred in the ordinary course of business, to the extent such purchase is permitted by the Senior Credit Agreement, as in effect on the date hereof;

(e) Indebtedness for taxes, assessments or governmental charges to the extent that payment therefor shall at the time not be required to be made in accordance with Section 6.6;

(f) Indebtedness on open account for the purchase price of services, materials and supplies incurred by any of the Borrowers in the ordinary course of business (i.e., trade payables) (not as a result of borrowing), so long as all of such open account Indebtedness shall be paid and discharged when due or in conformity with customary trade terms and practices, except for any such open account Indebtedness which is being contested in good faith by the Borrowers, as to which adequate reserves required by GAAP have been established and are being maintained and as to which no encumbrance has been placed on any property of any of the Borrowers;

(g) Subordinated Debt;

(h) Indebtedness issued in exchange for, or the net proceeds of which are used to refund or refinance, any Indebtedness permitted by this Section 7.1;

(i) Indebtedness incurred to finance the consideration paid to consummate a Permitted Acquisition;

(j) Indebtedness which may be deemed to arise under swap or other interest rate protection agreements entered into in the ordinary course in connection with the Senior Credit Agreement; or

(k) Indebtedness not included in paragraphs (a) through (j) above which does not exceed in the aggregate $10,000,000 at any one time outstanding.

ARTICLE 8 - 2. Guaranties. None of the Borrowers shall become or be liable by way of guaranty, surety or other arrangement for the Indebtedness or obligations of any nature or kind of any other Person (including any Subsidiary), except for
(i) endorsement of instruments for collection in the ordinary course of business, and (ii) any Indebtedness incurred in accordance with this Agreement.

ARTICLE 8 - 3. Restrictions on Liens. None of the Borrowers will create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance including the lien or retained security title of a conditional vendor ("Encumbrances") upon or with respect to any property or assets, real or personal, of any such Persons, or assign or otherwise convey any right to receive income, except:

(a) Encumbrances securing Senior Debt and Encumbrances otherwise permitted under the Senior Credit Documents, as in effect on the date hereof; or

(b)  Encumbrances  existing  on the  date of this  Agreement  and set  forth  on
Schedule 7.3 hereto; or

(c) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same is not required in accordance with the provisions of Section 6.6; or

(d) Encumbrances in favor of the Agent; or

(e) Encumbrances securing Indebtedness for the purchase price of capital assets to the extent such Indebtedness is permitted by Section 7.1(d), provided that
(1) each such Encumbrance is given solely to secure the purchase price of such property, does not extend to any other property and is given at the time of acquisition of the property, and (2) the Indebtedness secured thereby does not exceed the lesser of the cost of such property or its fair market value at the time of acquisition; or

(f) liens of mechanics, laborers, materialmen, carriers and warehousemen arising by operation of law to secure payment for labor, materials, supplies or services incurred in the ordinary course of the Borrowers' business, but only if the payment thereof is not at the time required and such liens do not, individually or in the aggregate, materially detract from the value or limit the use of any property subject thereto; or

(g) deposits made in the ordinary course of the Borrowers' business in connection with workmen's compensation, unemployment insurance, social security and other similar laws.

ARTICLE 8 - 4. Mergers, Acquisitions and Purchase and Sale of Assets. Unless the Borrowers comply with Section 2.5.4 (to the extent applicable) concurrently with the closing of any of the following, none of the Borrowers (i) will consolidate or merge with or into any other corporation or other entity, or (ii) will acquire the assets or stock of any entity or will sell, lease, transfer or otherwise dispose of any portion of its assets other than, in the case of this clause (iii), the acquisition of inventory in the ordinary course of business. This Section 7.4 shall not prohibit Permitted Acquisitions and Permitted Dispositions.

ARTICLE 8 - 5. Investments and Loans. None of the Borrowers will make or have outstanding at any time any investments in or loans to any other Person (including any Subsidiary other than one of the Borrowers), whether by way of advance, guaranty, extension of credit, capital contribution, purchase of stocks, notes, bonds or other securities or evidences of Indebtedness, or acquisition of limited or general partnership interests, other than: (i) in direct obligations of the United States of America, maturing within one year of their issuance; (ii) in time certificates of deposit or repurchase agreements, maturing within one year of their issuance, from banks in the United States having capital, surplus and undivided profits in excess of $200,000,000; (iii) in short term commercial paper with the highest rating by Moody's or Standard and Poor's rating services and issued by corporations headquartered in the United States, in currency of the United States of America; (iv) stock of Subsidiaries owned on the date hereof as set forth on Schedule 7.5 attached hereto; (v) other short term loans to any other Person (subject to the terms of Section 7.11 hereof) not to exceed $750,000 at any one time outstanding to each of Herman Jacobs, Victor Jacobs and Jack Jacobs and other short term loans (subject to the terms of Section 7.11 hereof) to persons other than Jacobs Family Holders in aggregate principal amount not in excess of $2,500,000 at any one time outstanding; (vi) Investments in Discreet Medical Solutions not to exceed $5,100,000 in the aggregate, including Investments in Discreet Medical Solutions made prior to the date hereof; and (vii) advances and prepayment to suppliers, vendors and service providers in the ordinary course of business (subject to the terms of Section 7.11 hereof).

ARTICLE 8 - 6. Distributions. None of the Borrowers shall pay, make or declare any cash or property dividend or distribution to any Person who holds an equity interest in any of the Borrowers, whether evidenced by a security or not, other than (i) regular compensation and bonuses paid to employees of the Borrowers in the ordinary course of business consistent with past practices, and (ii) dividends payable solely in common stock of any of the Borrowers; and (iii) dividends from Subsidiaries to the Company. None of the Borrowers will purchase, redeem, retire or otherwise acquire for value any of their capital stock, whether now or hereafter outstanding, or any options, warrants or similar rights to purchase such stock or any security convertible into or exchangeable for such stock. None of the Company or any of its Subsidiaries will purchase, redeem or make any payment of principal or interest on any Subordinated Debt except to the extent expressly permitted in accordance with the terms of the applicable subordination agreements to which the Noteholders are parties.

ARTICLE 8 - 7. Documents. The Borrowers will not, and will not permit any of their Subsidiaries to, amend, supplement or otherwise modify the terms of, or waive any of the provisions of or any rights under, any of the Senior Credit Documents, except to the extent permitted under the Senior Credit Subordination Agreement.

ARTICLE 8 - 8. ERISA Compliance. None of the Borrowers or their Affiliates, if any, no Pension Plan, Plan or trust created thereunder, and no trustee, administrator or fiduciary thereof shall engage in any Prohibited Transaction; none of the Borrowers and their Affiliates and no Pension Plan or trust created thereunder shall incur any "accumulated funding deficiency" (as defined in Section 412 of the Code and Section 302 of ERISA) whether or not waived, or shall fail to satisfy any additional funding requirements set forth in Section 412 of the Code and Section 302 of ERISA; none of the Borrowers and their Affiliates, no trustee thereof and no administrator or fiduciary thereof shall terminate any Pension Plan in a manner which could result in the imposition of a lien on any property of any of the Borrowers or any of their Affiliates; and each Plan and Pension Plan shall comply in all material respects with ERISA.

ARTICLE 8 - 9. Business Activities. The Borrowers will not, and will not permit any of their Subsidiaries to, engage, directly or indirectly (whether through Subsidiaries or otherwise), in any type of business other than the Business conducted by them on the Closing Date and in related businesses.

ARTICLE 8 - 10. Capital Stock. Except as described on Schedule 7.10, the Borrowers will not, and will not permit any of their Subsidiaries to, issue any Capital Stock or other rights to acquire Capital Stock or effect or permit any change in or amendment to any document or instrument pertaining to the terms of such Person's Capital Stock except for (a) issuances of stock by a Subsidiary to the Company or to a wholly-owned Subsidiary of the Company, (b) issuances of stock options or stock appreciation rights to employees, directors or officers of the Company or any of its Subsidiaries in respect of up to an aggregate annual maximum of 300,000 shares of Common Stock per fiscal year (so long as all such issuances involve stock options or stock appreciation rights with an exercise price of at least fair market value), subject to adjustments for stock splits and dividends, pursuant to the Stock Option Plans or another plan approved by the Company's Board of Directors and the Noteholders, (c) issuances of stock in a Qualified Public Offering, or (d) Common Stock issued as consideration in a Permitted Acquisition.

ARTICLE 8 - 11. Transactions with Affiliates. Other than the transactions described on Schedule 5.14, the Borrowers will not, and will not permit any of their Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrowers, any corporation, partnership, limited liability company, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, partner, member or trustee on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business. The Borrowers shall not modify the Employment Agreements or modify or increase the compensation (whether cash or otherwise) of any Jacobs Family Holder; provided that for each fiscal year commencing with the fiscal year ending March 31, 2004, the annual aggregate cash compensation payable to each of Victor Jacobs, Herman Jacobs and Jack Jacobs may be increased by not more than 10% per person from the annual aggregate cash compensation payable to such person for the prior fiscal year.

ARTICLE 8 - 12. Negative Pledges. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any agreement (other than this Agreement, the Senior Credit Agreement and the other Senior Credit Documents) prohibiting the creation or assumption of any lien upon its properties, revenues or assets or those of any of their Subsidiaries, whether now owned or hereafter acquired, other than those agreements with Persons prohibiting any such lien on assets in which such Person has a prior security interest which is permitted by
Section 7.3.

ARTICLE 8 - 13. Upstream Limitations. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any agreement, contract or arrangement (other than this Agreement, the

Subordinated Notes Documents, the Senior Credit Agreement and the other Senior Loan Documents) restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature or to make transfers or distributions of all or any part of its assets to the Company or to any Subsidiary.

ARTICLE 8 - 14. Accounting Practices. The Borrowers shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except (a) as required by GAAP, (b) a change in the depreciation method employed thereby to straight line depreciation, or
(c) a change in a Subsidiary's accounting treatment or reporting practices to conform the accounting practices or reporting practices of newly acquired Subsidiaries to the methods used by the Company.

ARTICLE 8 - 15. Amendments to Charter and Agreements; Subordinated Debt. The Borrowers will not, nor will any of them permit any Subsidiary to, (a) make any amendment or modification to any indenture, notes or other agreement evidencing or governing any Senior Debt, other than those permitted by the Senior Credit Subordination Agreement, (b) directly or indirectly prepay, defease or in substance defease, purchase, redeem, repurchase, retire or otherwise acquire, any Subordinated Debt, except as permitted under the subordination agreement relating thereto to which the Noteholders are parties, or (c) make any amendment or modification to any terms or provisions of its Articles of Incorporation or bylaws or other organizational documents which is adverse to the Noteholders (whether in their capacity as holders of Notes, Warrants or Warrant Shares) without the prior written consent of a Majority of the Noteholders.

ARTICLE 9 - EVENTS OF DEFAULT; ACCELERATION; ETC.

ARTICLE 9 - 1. Events of Default and Acceleration. If any of the following events (each, an "Event of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Default") shall occur, then, and in any such event, Noteholders holding greater than 50% in principal amount of the Notes then outstanding may, by notice to the Borrowers, declare the entire unpaid principal amount of the Notes, plus all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under Sections 8.1(h) or (i), in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers, and (B) proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or in aid of the exercise of any power granted in this Agreement:

(a) The Borrowers shall fail to pay any principal or any premium on the Notes or any mandatory repayment of the Notes, including without limitation pursuant to
Section 2.5.4 of this Agreement, or any fees due hereunder when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(b) The Borrowers or any of their Subsidiaries shall fail to pay any interest on the Notes or other sums due hereunder or under any of the other Subordinated Notes Documents, in each case within ten (10) Business Days after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(c) The Borrowers or any of their Subsidiaries shall fail to comply with any of their covenants contained in Section 2.5.4.

(d) The Borrowers or any of their Subsidiaries shall fail to comply with any of their covenants contained in Sections 6.4, 6.7.1, 6.9, 6.11, 6.15, 6.16 or 6.17 or in Article VII hereof for ten (10) Business Days after the earlier of (i) the date any officer of any Borrower first becomes aware of such failure or (ii) the date that the Borrowers receive written notice of such failure from any Noteholder;

(e) The Borrowers or any of their Subsidiaries shall fail to perform any other term, covenant or agreement contained herein (other than those set forth in clauses (a), (b) or (c) above) or in any of the other Subordinated Notes Documents (other than those specified elsewhere in this Section 8.1) for thirty
(30) calendar days after written notice of such failure has been given to the Company by a Noteholder;

(f) Any representation or warranty of the Borrowers or any of their Subsidiaries in this Agreement or any of the other Subordinated Notes Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

(g) (i) The maturity of any of the Senior Debt is accelerated, or (ii) any of the Borrowers or any of their Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any capitalized leases (in each case, other than any Senior Debt) in excess of $250,000 or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any capitalized leases (in each case, other than any Senior Debt) in excess of $250,000 and such failure shall permit the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

(h) Any of the Borrowers or any of their Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrowers or any of their Subsidiaries or of any substantial part of the assets of any of the Borrowers or any of their Subsidiaries or shall commence any case or other proceeding relating to any of the Borrowers or any of their Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of the Borrowers or any of their Subsidiaries and any of the Borrowers or any of their Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

(i) A decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Borrowers or any of their Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Borrowers or any of their Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

(j) The Company or any of its executive officers is the subject of a judicial or administrative proceeding arising out of or related to a failure by the Company to comply with the reporting or other requirements of the Securities Act and the regulations promulgated thereunder, the

Exchange Act and the regulations promulgated thereunder or any state securities laws, and in connection therewith, an adverse determination is rendered which has become final or nonappealable or the Company or any of its executive officers has entered into a consent decree or other similar settlement of any such judicial or administrative proceeding (or of a threatened judicial or administrative proceeding);

(k) There shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days any final judgment against any of the Borrowers or any of their Subsidiaries which is not covered in full by insurance that, with other such outstanding final judgments remaining, undischarged against any of the Borrowers or any of their Subsidiaries, exceeds in the aggregate $250,000;

(l) Any Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part except to the extent permitted by any applicable subordination agreement to which the Noteholders are a party;

(m) Any of the Senior Credit Documents or the Subordinated Notes Documents shall be canceled, terminated, revoked or rescinded in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Noteholders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Senior Credit Documents or the Subordinated Notes Documents shall be commenced by or on behalf of the Company, any of its Subsidiaries or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Senior Credit Documents or the Subordinated Notes Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

(n) The Company, any Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $250,000 or the Company, any Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a multiemployer Plan requiring aggregate annual payments exceeding $250,000 or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), provided that the Noteholders determine in their reasonable discretion that such event (A) could be expected to result in liability of the Company, any Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $250,000 and
(B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

(o) Any of the Borrowers shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business;

(p) There shall occur any material damage to, or loss, theft or destruction of, any material assets of any of the Borrowers and of their Subsidiaries, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty
(30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any of the Borrowers or any of their Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect;

(q) There shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any of the Borrowers or any of their Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect; or

(r) Any of the Borrowers or any of their Subsidiaries shall be convicted and all appeals in connection therewith exhausted for (i) a state or federal misdemeanor where such conviction would have a Material Adverse Effect or (ii) a state or federal felony.

         This  Section  8.1  is  subject  to  the  Senior  Credit  Subordination
Agreement.

ARTICLE 9 - 2. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Noteholders shall have accelerated the maturity of the Notes, pursuant to Section 8.1, each Noteholder, if owed any amount with respect to the Notes, may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Subordinated Notes Documents or any instrument pursuant to which the Noteholder Obligations to such Noteholder are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Noteholder. No remedy herein conferred upon any Noteholder is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         This  Section  8.2  is  subject  to  the  Senior  Credit  Subordination
Agreement.

ARTICLE 9 - 3. Distribution of Proceeds. In the event that following the occurrence or during the continuance of any Default or Event of Default, any Noteholder receives any monies with respect to the amounts due hereunder, such monies shall be distributed for application as follows:

(a) First, to the payment of, or (as the case may be) the reimbursement of the Noteholders for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Noteholders in connection with the collection of such monies by the Noteholders, for the exercise, protection or enforcement by the Noteholders of all or any of the rights, remedies, powers and privileges of the Noteholders under this Agreement or any of the other Subordinated Notes Documents pro rata based on the relative amount so incurred or sustained;

(b) Second, to all other Noteholder Obligations in such order or preference as the Noteholders may determine; provided, however, that distributions shall be made among the Noteholders pro rata; and

(c) Third, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

ARTICLE 9 - 4. Annulment of Defaults. Section 8.1 is subject to the condition that, if at any time after the principal of any of the Notes shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any portion thereof, shall have been entered, then and in every such case the holders of greater than fifty percent (50%) in principal amount of all

Notes then outstanding may, by written instrument filed with the Borrowers, rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

ARTICLE 10 - MISCELLANEOUS

ARTICLE 10 - 1. No Waiver; Cumulative Remedies. No failure or delay on the part of any Noteholder, in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

ARTICLE 10 - 2. Amendments, Waivers and Consents. Any provision in this Agreement, the Notes, or the other Subordinated Notes Documents to the contrary notwithstanding, changes in or additions to this Agreement, the Subordination Agreement and the Notes may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Borrowers shall, as long as any Notes are outstanding, obtain consent thereto in writing from a Majority of the Noteholders, and shall, in any case, deliver copies of such consent in writing to all other holders of Notes; provided that no such consent shall be effective to reduce or to postpone the date fixed for the payment of the principal (including any required redemption) or interest payable on any Note without the consent of the holder thereof, or to alter or amend any provisions relating to prepayments, mandatory purchase or the terms of subordination, or to alter or amend the consent mechanism provided for under
Section 8.4 or this Section 9.2. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Written notice of any waiver or consent effected under this subsection shall promptly be delivered by the Borrowers to any holders who did not execute the same.

ARTICLE 10 - 3. Addresses for Notices, Etc. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), sent by express overnight courier service or electronic facsimile transmission with a copy by mail, or delivered to the applicable party at the addresses indicated below:

         If to any of the Borrowers:

         c/o Allou Health & Beauty Care, Inc.,
         50 Emjay Boulevard
         Brentwood, New York 11717
         Attention: President
         Telecopier No.: (631) 273-5318

         With a copy to:

         Proskauer Rose LLP
         1585 Broadway
         New York, New York 10035
         Attention: Arnold Levine, Esq.
         Telecopies No.: (212) 969-2900

         If to RFE:

         RFE Investment Partners VI, L.P.
         36 Grove Street
         New Canaan, Connecticut 06840
         Attention: Mr. Howard C. Landis
         Telecopier No.: (203) 966-3109

         With a copy to:

         Finn Dixon & Herling LLP
         One Landmark Square
         Stamford, Connecticut 06901
         Attention: Charles J. Downey III, Esq.
         Telecopier No.: (203) 348-5777

         If to any other holder of the Notes:

at such holder's address for notice as set forth in the transfer records of the Company or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed or sent, respectively, be effective (i) three days after being deposited in the mails or (ii) one Business Day after being deposited with the express overnight courier service or sent by electronic facsimile transmission (with receipt confirmed), respectively, addressed as aforesaid.

ARTICLE 10 - 4. Costs, Expenses and Taxes. The Borrowers agree to pay on demand all reasonable costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Agreement, the Notes, the other Subordinated Notes Documents and other instruments and documents to be delivered hereunder, and in connection with the consummation of the transactions contemplated hereby and thereby, as well as all reasonable costs and expenses of the Noteholders in connection with the amendment, waiver (whether or not such amendment or waiver becomes effective) or enforcement of this Agreement, the Notes, the other Subordinated Notes Documents, and other instruments and documents to be delivered hereunder and thereunder, including without limitation the expenses of the Noteholders under Section 6.8.1 hereof at any time after a Default has occurred and is continuing. Notwithstanding the preceding sentence, and in addition to the provisions of such sentence, the Borrowers agree to pay on demand all reasonable fees and out-of-pocket expenses of Finn Dixon & Herling LLP, special counsel to the Noteholders, or other designated counsel to the Noteholders, in connection with the transactions contemplated by this Agreement, including any amendment, waiver (whether or not such amendment or waiver becomes effective) or enforcement of this Agreement, the Notes, the Subordinated Notes Documents, and other instruments and documents to be delivered hereunder and thereunder and including any Second RFE Closing or Subsequent Closing. In addition, the Borrowers agree to pay (a) the travel and other reasonable expenses of the Purchasers incurred in connection with the transactions contemplated by this Agreement, including all expenses incurred by the Purchasers in performing its due diligence investigation of the Borrowers and their Subsidiaries, (b) any and all stamp and other similar taxes (expressly excluding income and capital gain taxes) payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the other Subordinated Notes Documents, and the other instruments and documents to be delivered hereunder or thereunder and (c) the expenses of preparing Notes from time to time in connection with exchanges and transfers of notes, the expenses of delivering copies of Subordinated Notes Documents to

Noteholders, and the Borrowers agree to save each Noteholder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

ARTICLE 10 - 5. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Borrowers and each of the Noteholders and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest therein without the prior written consent of the Noteholders. Except as expressly set forth herein, nothing in this Agreement shall confer any claim, right, interest or remedy on any third party or inure to the benefit of any third party.

ARTICLE 10 - 6. Payments in Respect of Notes. Each Noteholder and any successor holder of the Notes, by their acceptance thereof, agree that, with respect to all sums received by them applicable to the payment of principal of or interest on the Notes, equitable adjustment will be made among them so that, in effect, all such sums shall be shared ratably by all of the holders of the Notes whether received by voluntary payment, by realization upon security, by the exercise of the right of set off, by counterclaim or cross-action or by the enforcement of any or all of the Notes. If any holder of the Notes receives any payment on its Notes in excess of its pro rata portion, then such holder receiving such excess payment shall purchase for cash from the other holders an interest in their Notes in such amounts as shall result in a ratable participation by all of the holders in the aggregate unpaid amount of Notes then outstanding. The Borrowers shall not have any obligation to any Person under this Section 9.6.

ARTICLE 10 - 7. Indemnification. In addition to the payment of expenses pursuant to Section 9.4, whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to indemnify, pay and hold each Noteholder and the partners, members, officers, directors, employees and agents of each Noteholder (collectively, the "Indemnitees") harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitees shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitee, in any manner relating to or arising out of (i) this Agreement, the Notes, and the other Subordinated Notes Documents and all other matters related thereto or in connection therewith, (ii) the Noteholders' agreement to purchase the Notes and the Warrants, or the use or intended use of the proceeds of the Notes and the Warrants hereunder, (iii) the violation of any securities law by any of the Borrowers or any of their Subsidiaries, (iv) the failure of any of the parties (other than the Purchasers) to the Subordinated Notes Documents to comply with any law, rule or regulation applicable to the transactions contemplated thereby or the failure of any of the Borrowers or any of their Subsidiaries to comply with any environmental law, or any Hazardous Substances (A) present on or under the Real Estate, (B) released from or onto the Real Estate, or (C) generated by the Company or any of its Subsidiaries (the "Indemnified Liabilities"); provided that the Company shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities which are determined by a final court decision to have resulted from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which they is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

ARTICLE 10 - 8. Survival of Representations and Warranties. All representations and warranties made to the Noteholders in this Agreement, the Notes, the Subordinated Notes Documents or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof and thereof, regardless of any investigation made by the Noteholders or on behalf of the Noteholders.

ARTICLE 10 - 9. Prior Agreements. This Agreement constitutes the entire agreement between the parties with respect to the specific subject matter hereof and supersedes any prior understandings or agreements concerning the subject matter hereof.

ARTICLE 10 - 10. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

ARTICLE 10 - 11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

ARTICLE 10 - 12. WAIVER OF JURY TRIAL. THE NOTEHOLDERS AND THE BORROWERS AGREE THAT NONE OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS AGREEMENT, THE NOTES, THE WARRANTS, THE WARRANT SHARES, ANY OTHER TRANSACTION DOCUMENT, ANY RELATED INSTRUMENTS, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE NOTEHOLDERS AND THE BORROWERS WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NONE OF THE NOTEHOLDERS OR THE BORROWERS HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

ARTICLE 10 - 13. Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

ARTICLE 10 - 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

ARTICLE 10 - 15. Further Assurances. From and after the date of this Agreement, upon the request of the Noteholders, the Borrowers and each of their Subsidiaries shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Subordinated Notes Documents.

ARTICLE 10 - 16. Consent to Jurisdiction. The Company irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan, City of New York, State of New York over any suit, action or proceeding arising out of or relating to this Agreement or any of the Securities. To the fullest extent it may effectively do so under applicable law, each of the Borrowers irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

ARTICLE 10 - 17. Effect of Judgment. Each of the Borrowers agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 9.16 brought in any such court shall, subject to such rights of appeal on issues other than jurisdiction as may be available to such Borrower, be conclusive and binding upon such Borrower and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which such Borrower is or may be subject) by a suit upon such judgment.

ARTICLE 10 - 18. Service of Process. To the extent permitted by applicable law, each of the Borrowers consents to service of process in any suit, action or proceeding of the nature referred to in Section 9.16 by actual receipt of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Borrower specified in or designated pursuant to Section 9.3. Such Borrower agrees that such service (a) shall be deemed in every respect effective service of process upon such Borrower in any such suit, action or proceeding and (b) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company.

ARTICLE 10 - 19. No Limitation. Nothing in Section 9.17 or 9.18 shall affect the right of any Noteholder to serve process in any manner permitted by law, or limit any right that any Noteholder may have to bring proceedings against any Borrower in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

ARTICLE 10 - 20. Specific Performance. Upon breach or default by the Company with respect to any obligation hereunder or under the Notes, each Noteholder shall be entitled to protect and enforce its rights at law, or in equity or by other appropriate proceedings for specific performance of such obligation, or for an injunction against such breach or default, or in aid of the exercise of any power or remedy granted hereby or thereby or by law.

ARTICLE 10 - 21. Actions by Noteholders. Wherever in this Agreement action is required or permitted to be taken by, or consent is required of, or a matter requires the satisfaction of, the Noteholders, such action may be taken by, and/or such consent may be obtained from, and/or such satisfaction may be expressed by, the holders of greater than fifty percent (50%) of the principal amount of all Notes then outstanding.

ARTICLE  10 - 22.  Limitation  on  Liability.  The  obligations  of  each of the
Borrowers (other than the Company, Distributors, M. Sobol, Inc. and Allou Personal Care Corporation) hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision thereto) or any comparable provisions of any applicable state law.

ARTICLE 10 - 23. Suretyship Waiver. The obligations of each Borrower hereunder, under the Notes and the other Subordinated Notes Documents are unconditional and absolute in all respects and each Borrower waives all defenses based on suretyship or impairment of collateral.

         [The remainder of this page has been left blank intentionally]

         IN WITNESS WHEREOF, the parties hereto have executed this Senior Subordinated Note and Warrant Purchase Agreement as of the date first above written.

         BORROWERS:          ALLOU HEALTH & BEAUTY CARE, INC.


                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             ALLOU DISTRIBUTORS, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             ALLOU PERSONAL CARE CORPORATION

                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    Chief Financial Officer

                             M.  SOBOL, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    Chief Financial Officer

                             SUPERBUY OF NEW YORK, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             RONA BEAUTY SUPPLIES, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             HEMPSTEAD HEALTH & BEAUTY AIDS, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             PASTEL COSMETIC AND BEAUTY AIDS, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             HBA NATIONAL SALES CORP.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             HBA DISTRIBUTORS, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             TRANS WORLD GROCERS, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             DOMINO PAPER COMPANY, INC.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             RUSS KALVIN PERSONAL CARE CORP.



                             By:
                                 -----------------------------------------------
                                 Name: David Shamilzadeh
                                 Title:    President and Chief Financial Officer

                             STANFORD PERSONAL CARE MANUFACTURING, INC.

                             By:
                                 -----------------------------------------------
                             Name: David Shamilzadeh
                             Title:    President and Chief Financial Officer

                             COSMETICS PLUS TWO, INC.



                             By:
                                 -----------------------------------------------
                             Name: David Shamilzadeh
                             Title:    President and Chief Financial Officer

                             DIRECT FRAGRANCES, INC.



                             By:
                                 -----------------------------------------------
                             Name: David Shamilzadeh
                             Title:    Chief Financial Officer

         PURCHASERS:         RFE INVESTMENT PARTNERS VI, L.P.
                             By: RFE Associates VI, LLC, its General Partner


                             By:
                                 -----------------------------------------------
                             Name: Howard C. Landis
                             Title: Managing Member

         ADDITIONAL PURCHASERS:



                             Name:
                             Title:

                                   Schedule 1
                                   ----------

                        Purchasers of Notes and Warrants

----------------------------------- -------------------- ------------------- -------------------- ---------------------
PURCHASER                           PRINCIPAL AMOUNT     NUMBER OF           PURCHASE PRICE       PRINCIPAL AMOUNT OF
                                    OF NOTES TO BE       WARRANTS TO BE      PAID AT INITIAL      NOTES TO BE
                                    PURCHASED AT         ISSUED AT           CLOSING              PURCHASED AT SECOND
                                    INITIAL CLOSING      INITIAL CLOSING                          RFE CLOSING
----------------------------------- -------------------- ------------------- -------------------- ---------------------
RFE Investment Partners VI, L.P.    $11,470,588.00       1,300,000           $11,470,588.00       $3,529,412.00*
36 Grove Street
New Canaan, CT  06840
Attention: Howard C. Landis
----------------------------------- -------------------- ------------------- -------------------- ---------------------

----------------------------------- -------------------- ------------------- -------------------- ---------------------

----------------------------------- -------------------- ------------------- -------------------- ---------------------
TOTAL                               $11,470,588.00       1,300,000           $11,470,588.00       $3,529,412.00*
----------------------------------- -------------------- ------------------- -------------------- ---------------------

----------------------------------- --------------------- ---------------------
PURCHASER                           NUMBER OF WARRANTS    PURCHASE PRICE
                                    TO BE ISSUED AT       PAYABLE AT SECOND
                                    SECOND RFE CLOSING    RFE CLOSING

----------------------------------- --------------------- ---------------------
RFE Investment Partners VI, L.P.    400,000*              $3,529,412.00
36 Grove Street
New Canaan, CT  06840
Attention: Howard C. Landis
----------------------------------- --------------------- ---------------------

----------------------------------- --------------------- ---------------------

----------------------------------- --------------------- ---------------------
TOTAL                               400,000*              $3,529,412.00
----------------------------------- --------------------- ---------------------


------------------
* In addition, RFE may, but shall not be obligated to, purchase up to $2,500,000 principal amount of additional Notes and up to 283,333 additional Warrants at the Second RFE Closing or at a Subsequent Closing.

                                  Exhibit 2.1
                                  -----------

                        Form of Senior Subordinated Notes

                                  Exhibit 2.12
                                  ------------

                                Form of Warrants

                                Exhibit 3.2(g)-1
                                ----------------

             Form of Co-Sale, Voting and Preemptive Rights Agreement

                                Exhibit 3.2(g)-2
                                ----------------

                      Form of Registration Rights Agreement

                                    Schedules
                                    ---------